                                                                    EXHIBIT 10.8

                                   SUBLEASE
                                   --------

     THIS SUBLEASE is made this 27 day of November, 1996, by and between MACROMEDIA, INC., a Delaware corporation, as "Sublessor," and INKTOMI CORPORATION, a Delaware corporation, as "Sublessee."

                                   RECITALS:
                                   --------

     A. On February 6, 1996, Norfolk Atrium, a California limited partnership ("Master Lessor"), as Lessor, and Sublessor, as Lessee, entered into an Office Lease (the "Master Lease") respecting certain premises (the "Premises") consisting of approximately Sixteen Thousand Four Hundred and Two (16,402) square feet of space commonly known as Suites 110 and 115 of the building located at 1900 South Norfolk Street, San Mateo, California. A copy of the Master Lease including those Addenda to Lease attached thereto is attached hereto as Exhibit A and incorporated herein by reference. Any capitalized terms
          ---------
used in this Sublease but not defined herein shall have the meanings attributed to them in the Master Lease.

     B. Sublessor now desires to sublease the Premises to Sublessee and Sublessee desires to hire the Premises from Sublessor on the terms and conditions set forth hereinbelow.

     NOW, THEREFORE, in furtherance of the foregoing, and in consideration of the mutual covenants set forth hereinbelow, the parties agree as follows:

     1.   PREMISES.  Sublessor hereby subleases to Sublessee and Sublessee hires
          --------
from Sublessor the entire Premises subject to all of the terms and conditions set forth in this Sublease.

     2.   TERM.  The term of this Sublease shall commence on the date (the
          ----
"Commencement Date") on which Sublessor delivers possession of the Premises to Sublessee in the condition required in Paragraph 5 of this Sublease, and shall end on June 30, 2000 (the scheduled expiration date of the Master Lease), unless sooner terminated pursuant to the provisions hereof. The parties shall confirm in writing the Commencement Date upon its occurrence. It is anticipated by the parties that the Commencement Date will occur on or about March 1, 1997, but Sublessor's ability to vacate the Premises is dependant on the completion of its building at 101 Redwood Shores Parkway, Redwood Shores. Following the execution hereof, Sublessor shall keep Sublessee apprised as to any changes to the expected Commencement Date and shall provide Sublessee with at least thirty (30)
days' prior written notice of the actual Commencement Date.   If the
Commencement Date has not occurred for any reason whatsoever on or before June 1, 1997, then Sublessee, as its sole remedy, shall be entitled to terminate this Sublease by written notice to Sublessor, whereupon any monies previously paid by Sublessee to Sublessor shall be reimbursed to Sublessee. In the event the Master Lease is terminated for any reason other than a termination resulting from Sublessor's breach of the Master Lease, this Sublease shall terminate concurrently therewith without any liability of Sublessor to Sublessee.

     3.   RENT.  Commencing upon the Commencement Date, Sublessee shall pay to
          ----
Sublessor at the address set forth below in Paragraph 8 as monthly base rent ("Monthly Base Rent") for the Premises as follows:

          Months (Commencing
          ------------------
          on Commencement Date)    Monthly Base Rent
          ---------------------    -----------------
          1 - 12                       $36,904.50
          13 - 24                      $38,544.70
          25 - end of term             $40,184.90

     In addition to Monthly Base Rent, throughout the term hereof, Sublessee shall pay to Sublessor all sums payable by Sublessor under the Master Lease which accrue following the Commencement Date as "Rentals" (except for Base Rent under the Master Lease). All sums of Monthly Base Rent payable hereunder and all additional amounts payable by Sublessee as Rentals (including Excess Expenses) under the Master Lease (collectively, "Rent") shall be paid without deduction, offset, prior notice or demand in lawful money of the United States of America. Notwithstanding the foregoing, Sublessee shall pay all sums due pursuant to Addendum 6 of the Master Lease for after hours utility charges directly to Master Lessor and Sublessee shall give any notices required by Addendum 6 directly to Master Lessor. Rent hereunder shall be payable in advance on the first day of each and every calendar month of the term hereof, starting on the Commencement Date. Rent for any period which is less than a full month shall be prorated based upon a thirty (30) day month. The first month's installment of Monthly Base Rent hereunder in the amount $36,904.50, shall be paid to Sublessor upon execution of this Sublease.

     4.   SECURITY DEPOSIT.  Upon the execution of this Sublease, Sublessee
          ----------------
shall deposit with Sublessor the sum of One Hundred Ten Thousand Seven Hundred Thirteen Dollars and Fifty Cents ($110,713.50) (the "Initial Deposit") toward the total sum of Two Hundred Twenty-One Thousand Four Hundred Twenty-Seven Dollars ($221,427.00) (the "Security Deposit") which sum shall serve as security for the full and faithful performance by Sublessee of every term and condition of this Sublease. Sublessee shall deposit the remaining portion of the Security Deposit in the amount of One Hundred Ten Thousand Seven Hundred Thirteen Dollars and Fifty Cents ($110,713.50) on or prior to the tenth (10th) day prior to the Commencement Date. If Sublessee defaults in the performance of any of its obligations hereunder, Sublessor may use or apply all or a portion of the Security Deposit to cure the default or to compensate Sublessor for its damages and expenses resulting from the default, in which event Sublessee shall promptly deposit with Sublessor the sum necessary to restore the Security Deposit to its full amount. Upon termination of this Sublease and performance of all of Sublessee's obligations hereunder, Sublessor shall return the Security Deposit or any balance thereof less the amount of the Furniture Purchase Price (defined in Paragraph 5 below) to Sublessee within fifteen (15) days after said termination. Sublessee shall not be entitled to interest on the Security Deposit, and Sublessor shall be entitled to commingle the Security Deposit with its general funds.

     5.   CONDITION OF PREMISES.  The Premises shall be delivered to Sublessee
          ---------------------
upon the Commencement Date in their then existing "AS IS" condition, broom clean and, notwithstanding anything to the contrary in Paragraph 11.a of the Master Lease, if necessary as determined by Sublessor in its reasonable judgment, with the carpet cleaned and the walls touched up with paint. Sublessor shall leave on the Premises and sell to Sublessee the existing Herman Miller Series 2 partition furniture consisting of 57 cubicles, all as more particularly described on Exhibit B attached hereto and incorporated herein (the "Furniture") and
---------
Sublessee shall purchase such Furniture for the sum of One Hundred Seventy-One Thousand Dollars ($171,000.00) (the "Furniture Purchase Price") which sum shall be retained by Sublessor from the Security Deposit at the expiration or sooner termination of the term of this Sublease (the "Termination Date"), provided that Sublessee has fully performed its obligations hereunder. Ownership of the Furniture shall be transferred to Sublessee pursuant to the Bill of Sale attached hereto as Exhibit C which Sublessor shall execute and deliver to
                   ---------
Sublessee within ten (10) days following the Termination Date, provided that Sublessee has fully performed its obligations hereunder. If Sublessee has not fully performed its obligations hereunder as of the Termination Date, Sublessor shall be entitled to use or apply the Security Deposit to cure any defaults or to compensate Sublessor for any related damages or expenses and Sublessor shall retain ownership of the Furniture until (i) all defaults under this Sublease are cured, (ii) Sublessee has compensated Sublessor for all damages and expenses incurred in connection with said defaults, and (iii) Sublessee has paid the Furniture Purchase Price to Sublessor.

          On the Termination Date, Sublessee shall remove the Furniture from the Premises and shall otherwise comply with the responsibilities of the Lessee under the Master Lease regarding surrender of the Premises. By accepting possession of the Premises, Sublessee acknowledges that the condition thereof is acceptable in all respects. As of the Commencement Date, to Sublessor's actual knowledge, the Premises shall comply with all applicable laws, ordinances, codes, rules, orders, directives and regulations of lawful governmental authorities having jurisdiction over the Premises. Sublessor has not received any notices indicating that the Premises are in violation of any building code, fire safety code or the Americans with Disabilities Act and, to the best of Sublessor's knowledge, all of the Building's operating and mechanical systems are in good working order, condition and repair.

     6.   USE.  Sublessee shall use the Premises solely for general office
          ---
purposes in accordance with the terms and conditions of the Master Lease, and for no other purpose whatsoever without the prior written consent of Sublessor and Master Lessor.

     7.   SUBJECT TO MASTER LEASE.  This Sublease is subject and subordinate to
          -----------------------
all of the terms and conditions of the Master Lease. Sublessee shall not commit or permit to be committed on the Premises any act or omission which shall violate any of the terms or conditions of the Master Lease.

     8.   INCORPORATION OF MASTER LEASE.  Except as otherwise provided herein,
          -----------------------------
and except for (i) the following paragraphs or provisions of the Master Lease:
1.a, b, c, e through i and n, 3, 4.a and b, the first sentence of Paragraph 5, 5.b, 6, the sixth (6th) paragraph of Paragraph 7.b commencing with the word "Notwithstanding", the phrase beginning with "that arises out of Lessor's sole" and ends with "passive" in the third (3rd) sentence in the third (3rd) paragraph of Paragraph 14 is hereby deleted and replaced with the following: "which Lessor is obligated to indemnify Lessee in accordance with Addendum 5 of this Lease", the second (2nd) sentence of Paragraph 29 and 53, (ii) the following Addenda to the Master Lease: 1, 2, 3 and 8 and (iii) Exhibit C to the Master Lease, which paragraphs and provisions are all expressly excluded from this Sublease and not incorporated herein by reference, all the terms and conditions contained in the Master Lease are hereby incorporated as terms and conditions of this Sublease (with each reference in the Master Lease to "Lessor" and "Lessee" to be deemed to refer to Sublessor and Sublessee, respectively, hereunder and all references to the term "Lease" to be deemed to refer to this Sublease), and along with all of the provisions set forth herein, shall be the complete terms and conditions of this Sublease. Except as otherwise provided in this Sublease, Sublessee assumes and agrees to perform for the benefit of Master Lessor and Sublessor all obligations of Sublessor, as Lessee, under the Master Lease which accrue on or after the Commencement Date to the extent the provisions of the Master Lease are incorporated herein by reference.

          Notwithstanding the foregoing, Sublessor shall not be responsible for the performance or the furnishing of any maintenance, repair, replacement or other obligations or services regarding the Building, the Premises, or the Common Areas which are required to be performed or provided by Master Lessor under the Master Lease (including Master Lessor's ADA related responsibilities as described in Paragraph 9 of the Master Lease) and Sublessee agrees to look solely to Master Lessor for the performance of such obligations or services. Provided that Sublessor has performed all obligations required of Sublessor as Lessee under the Master Lease (except to the extent such obligations have been delegated to Sublessee in this Sublease), Sublessor shall have no liability to Sublessee for any failure by Master Lessor to perform its obligations under the Master Lease, nor shall such failure by Master Lessor excuse performance by Sublessee of its obligations under this Sublease. Paragraph 1. m of the Master Lease, incorporated by reference herein, is modified so that the addresses of the parties for purposes of giving notice are as follows:

          Sublessor:

               Macromedia, Inc.
               600 Townsend Street, Suite 310W
               San Francisco, CA  94103
               Attention: Mr. David Yokell

          Sublessee:

               Inktomi Corporation

               2168 Shattuck Ave.
               -----------------------------
               Berkely California
               -----------------------------
               _____________________________
               Attn: Mr. Mervin Smith
                    ------------------------


     9.   CONSENTS.  Wherever the consent of Lessor is required under the Master
          --------
Lease, Sublessee shall obtain both the consent of Sublessor and Master Lessor.

     10.  DEFAULTS UNDER MASTER LEASE.
          ---------------------------

          (a) Sublessor shall perform or cause to be performed in a timely and proper fashion all of its obligations as Lessee under the Master Lease, except for obligations which have been expressly assumed by Sublessee hereunder. Sublessor shall not terminate, amend or modify the Master Lease prior to expiration of this Sublease unless Sublessee consents to such action in writing, which consent may be withheld in Sublessee's sole discretion.

          (b) If Sublessee defaults under this Sublease (including a default under incorporated provisions of the Master Lease), then Sublessor shall have the right to terminate Sublessee's interest under this Sublease upon the expiration of any applicable cure periods. If Sublessee defaults under the Master Lease, Sublessee shall defend, indemnify and hold Sublessor harmless from all damages, costs (including attorneys' fees), liability, expenses or claims relating to the default. If Sublessee fails to perform any of its obligations under the Master Lease and Sublessor performs such obligations to prevent or cure a default thereunder, Sublessee immediately shall reimburse Sublessor for all of Sublessor's actual costs and expenses incurred by Sublessor in performing Sublessee's obligations, together with interest on those sums at the maximum rate permitted by law. The foregoing rights of Sublessor are in addition to Sublessor's rights under Paragraph 23 of the Master Lease as incorporated herein.

     11.  ASSIGNMENT AND SUBLETTING.  Subject to all of the terms and conditions
          -------------------------
of Paragraph 13 and Addendum 9 of the Master Lease, Sublessee shall be entitled to further sublease and assign the Premises with the prior written consent of Sublessor and Master Lessor. Bonus value (as defined in the Master Lease) from such further subleases and assignments shall be evenly divided between Sublessor and Sublessee as provided in Addendum 9, subject to Master's Lessor's rights to one-half of any such bonus value.

     12.  ATTORNEYS' FEES.  If either party commences an action against the
          ---------------
other party arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs.

     13.  CORPORATE AUTHORITY.  Each individual executing this Sublease on
          -------------------
behalf of Sublessor and Sublessee represents and warrants to the other party that all necessary actions have been taken to duly authorize him or her to execute and deliver this Sublease on behalf of Sublessor or Sublessee in accordance with the by-laws of Sublessor or Sublessee, as the case may be, and that this Sublease is binding upon said party in accordance with its terms.

     14.  CONSENT OF MASTER LESSOR.  This Sublease shall not be effective unless
          ------------------------
and until the date on which this Sublease is executed by Sublessee and Sublessor and consented to by Master Lessor. In the event Master Lessor does not consent to this Sublease, all sums paid by Sublessee to Sublessor upon execution hereof by Sublessee shall be promptly returned to Sublessee.

     15.  COUNTERPARTS.  This Sublease may be executed in counterparts each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same document.

     16.  COMMISSION.  Sublessor shall pay to BT Commercial ("Broker"), a
          ----------
brokerage commission pursuant to a separate written agreement. Sublessee represents and warrants to Sublessor that it has not had any dealings with any real estate brokers other than Broker in connection with this Sublease. Sublessee and Sublessor shall indemnify, defend, protect and hold the other harmless from any claims for brokerage commissions or fees in connection with this Sublease or the Premises arising out of such indemnifying party's dealings with any real estate broker (other than the Broker) in connection with this Sublease.

     17.  SUBLESSOR'S OBLIGATIONS.  Sublessor shall continue to perform all of
          -----------------------
its obligations under the Master Lease and use Sublessor's diligent good faith efforts to cause Master Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. Such diligent good faith efforts shall include, without limitation, upon Sublessee's written request, immediately notifying Master Lessor of its nonperformance under the Master Lease and requesting that Master Lessor perform its obligations under the Master Lease.

     18.  ASSIGNMENT.  Notwithstanding anything to the contrary in this Sublease
          ----------
or the Master Lease: Sublessee may, without Sublessor's prior written consent, sublet any or all of the Premises or assign this Sublease on such terms and conditions as Sublessee may elect to: (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Sublessee;
(ii) a successor corporation related to Sublessee by merger, consolidation, nonbankruptcy reorganization, or government action; or (iii) a purchaser of substantially all of Sublessee's assets located in the Premises.

     19.  CONFLICT.  If any terms of the Master Lease contradict the terms of
          --------
this Sublease, the terms of this Sublease shall control over the Master Lease, as between Sublessor and Sublessee.

     20.  SURRENDER.  Notwithstanding anything to the contrary contained in this
          ---------
Sublease or the Master Lease, Sublessee's obligation to surrender the Premises shall be fulfilled if Sublessee surrenders possession of the Premises broom clean, trash free, in the condition existing at the Commencement Date, ordinary wear and tear and insured casualties to the extent of Net Insurance Proceeds recovered by Master Lessor, alone excepted. Additionally, Sublessee shall not be required to remove from the Premises Hazardous Materials released or emitted on or about the Premises by Sublessor, its agents, employees, contractors or invitees, alterations made by Sublessee which Master Lessor and Sublessor state in writing may be surrendered at the termination of this Sublease and any alterations made to the Premises by Sublessor prior to or after the Commencement Date.

     21.  SUBLESSOR' REPRESENTATIONS AND WARRANTIES.  As an inducement to
          -----------------------------------------
Sublessee to enter this Sublease, to the best of Sublessor's knowledge, Sublessor represents and warrants with respect to the Premises that: (a) The Master Lease is in full force and effect, and there exists under the Master Lease no default or event of default by either Master Lessor or Sublessor, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default; (b) There are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublessor which could, in the aggregate, adversely affect the Premises or any part thereof or the ability of Sublessor to perform its obligations under the Master Lease or of Sublessor to perform its obligations under this Sublease, and Sublessor is not aware of any facts which might resold in any such actions, suits or proceedings;
(c) There is no pending or threatened condemnation or similar proceeding affecting the Premises or any portion thereof, and Sublessor has no knowledge that any such action currently is contemplated; (d) Sublessor has not received any notice from any insurance company of any defects or inadequacies in the premises or any part thereof which could adversely affect the insurability of the Premises or the premiums for the insurance thereof; (e) Sublessor has not been late in the payment of any Rentals or Additional Rent to Master Lessor under the terms of the Master Lease more than one (1) time during the Term of the Master Lease.

     22.  AUTHORIZATION TO DIRECT SUBLEASE PAYMENTS.  Sublessor hereby
          -----------------------------------------
acknowledges that Sublessor's failure to pay the rent and other sums owing by Sublessor to Master Lessor under the Master Lease will cause Sublessee to incur damages, costs and expenses not contemplated by this Sublease, especially in those cases where Sublessee has paid sums to Sublessor hereunder which correspond in whole or in part to the amounts owing by Sublessor to Master Lessor under the Master Lease. Accordingly, during any period in which Sublessor is in default in its obligation to pay rent and other sums due under the Master Lease, Sublessee shall have the right to pay all rent and other sums owing by Sublessee to Sublessor hereunder for those items which are also owed by Sublessor to Master Lessor under the Master Lease directly to Master Lessor. Any sums paid directly to Master Lessor in accordance with this Paragraph shall be credited toward the amounts payable by Sublessee to Sublessor under this Sublease.

     23.  HAZARDOUS MATERIALS.  Notwithstanding anything to the contrary
          -------------------
contained in this Sublease or the Master Lease, to the best knowledge of Sublessor, Sublessor has not received any notice of any action, proceeding or claim pending or threatened regarding the Building and/or the Real Property concerning any Hazardous Material or pursuant to any applicable environmental laws.

     24.  ASSIGNMENT OF RIGHTS.  Sublessor hereby assigns to Sublessee all
          --------------------
warranties given and indemnities made by Master Lessor to Sublessor under the Master Lease which would reduce Sublessee's obligations hereunder, and shall cooperate with Sublessee to enforce all such warranties and indemnities.

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first hereinabove set forth.

                                   "SUBLESSOR"

                                   MACROMEDIA, INC.,
                                   a Delaware corporation



                                   By /s/ Philip Johnson
                                     -----------------------------------
                                   Its  V. P. Operational CFO
                                      ----------------------------------



                                   "SUBLESSEE"

                                   INKTOMI CORPORATION,
                                   a Delaware corporation


                                   By Jerry Kennelley
                                     -----------------------------------
                                   Its   CFO
                                      ----------------------------------

                                  THE ATRIUM

                                 OFFICE LEASE

For and in consideration of rentals, covenants, and conditions hereinafter set forth, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the herein described Premises for the term, at the rental rate specified herein and subject to and upon all of the terms, covenants and agreements set forth in this lease ("Lease"):

1.   SUMMARY OF LEASE PROVISIONS.
     ---------------------------

     a.   Lessee:  Macromedia, Inc., A California corporation
          ------   -------------------------------------------------------
          _________________________________________ ("Lessee").

     b.   Lessor:  NORFOLK ATRIUM, a California limited partnership ("Lessor").
          ------

     c.   Date of Lease (for reference purposes only):    February 6, 1996.
          -------------------------------------------  -------------------

     d.   Premises:  That certain office space commonly known as 1900 South
          --------
          Norfolk Street, Suite 110 & 115 San Mateo, California, and shown
                          ---------------
          cross-hatched on the reduced floor plan attached hereto as Exhibit "A," consisting of approximately sixteen thousand four hundred two
                                           ---------------------------------
          ----------------------  (16,402) square feet of Rentable Area, subject
          ----------------------   ------
          to expansion pursuant to the terms of this Lease if an option to expand the leased Premises is expressly granted elsewhere in this Lease ("the Premises"). (ARTICLE 2)
          Three (3) years, nine (9) months

     e.   Term:  __________________ years, subject to extension pursuant to
          ----
          the terms of this Lease if an option to extend the Term is expressly granted elsewhere in this Lease. (ARTICLE 3)

     f.   Commencement Date:  See Addendum 1 ("Commencement Date"). (ARTICLE 3)
          -----------------   --------------

     g.   Lease Termination:  See Addendum 1 ("Expiration Date"), unless sooner
          -----------------   --------------
          terminated pursuant to the terms of this Lease. (ARTICLE 3)

     h.   Base Rent:  Base rent shall be Thirty thousand six hundred seventy-one
          ---------   ----------------------------------------------------------
          and 74/100ths---- Dollars ($30,671.74) per month ("Base Rent").
          -----------------          ----------
          (ARTICLE 5)

     i.   Security Deposit:  Thirty Thousand and 00/100ths --------------------
          ----------------   --------------------------------------------------
          --------------------  Dollars ($30,000.00). (ARTICLE 6)
          ---------------------          ----------

     j.   Base Expenses: Six and 45/100ths dollars ($6.45) per square foot per
          -------------  -----------------          -----
          year of Rentable Area within the Building. ("Base Expenses"). (ARTICLE 7)

     k.   Lessee's Percentage Share of Excess Expenses:  Ten and thirteen one
          --------------------------------------------   --------------------
          hundredths -------------  percent (10.13%). (ARTICLE 7)
          -------------------------          -----

     l.   Parking.  Right to use Fifty-seven (57) parking spaces within the
          -------                -----------  --
          Common Area. (ARTICLE 26)

     m.   Addresses for Notices:
          ---------------------

                    Lessor:   c/o Maxim Property Management
                              2600 Campus Drive, Suite 200
                              San Mateo, California 94403

                              with a concurrent copy to the
                              Project Management Office at:

                              1900 South Norfolk Street
                              Suite  300
                                    -----
                              San Mateo, California 94403

                    Lessee:   Macromedia, Inc.
                              ----------------------------
                              1900 South Norfolk Street
                              ----------------------------
                              Suite 115
                              ----------------------------
                              San Mateo, California  94403
                              ----------------------------

     n.   Broker: Cushman & Wakefield and BT Commercial.  (ARTICLE 53)
          ------  -------------------------------------

     p.   Geographic Area.  San Mateo, California.  (ARTICLE 16)
          ---------------

     q.   Summary Provisions in General.  Parenthetical references in this
          -----------------------------
Article 1 to other articles in this Lease are for convenience of reference, and designate some of the other Lease articles where applicable provisions are set forth. All of the terms and conditions of each such referenced article shall be construed to be incorporated within and made a part of each of the above referred to Summary of Lease Provisions. If any conflict exists between any Summary of Lease Provisions as set forth above and the balance of the Lease, the latter shall control.

2.  PREMISES DEMISED.  Lessor does hereby lease to Lessee and Lessee hereby
    ----------------
leases from Lessor the Premises described in Article 1.d., subject, nevertheless, to all of the terms and conditions of this Lease. Calculation of the actual Rentable Area of the Premises and Building shall be performed by Lessor's architect, which calculation shall be conclusive and binding upon Lessor and Lessee. The Premises is shown cross-hatched on the floor plan attached hereto as Exhibit "A". As used herein, the term "Building" shall mean the structure in which the Premises are located and the term "Parcel" shall mean the parcel(s) of land shown on Exhibit "B" attached hereto. The Building and all other improvements now or hereafter located on the Parcel, if any, are herein sometimes referred to collectively as the "Project". "Common Area" is defined in
Article 55.

     This Lease is subject to all of the terms, covenants and conditions set forth in this Lease. Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions to be kept by Lessee under the Lease.

3.  TERM.  The term of this Lease shall be for the period designated in Article
    ----
1.e., commencing on the Commencement Date and ending on the Expiration Date set forth in Article 1.g., unless sooner terminated pursuant to this Lease ("Term"). The expiration or sooner termination of the Lease is hereinafter referred to as "Lease Termination."

     b.   Option to Extend Term.  See Addendum 2 attached hereto.
          ---------------------

     c.   Contingency.  See Addendum 8 attached hereto.
          -----------

4.  POSSESSION.
    ----------

     a.   Construction of Improvements/Delay in Possession.  Lessor and Lessee
          ------------------------------------------------
agree to the provisions set forth in the work letter annexed hereto as Exhibit "C" ("Work Letter"). Lessor agrees to construct within the Premises the improvements described in the Work Letter ("Tenant Improvements"), upon and subject to the provisions thereof. If Lessor, for any reason whatsoever, cannot deliver possession of the Premises to Lessee at the Commencement Date, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, nor shall the Expiration Date be extended. Notwithstanding Article 42, if delivery of possession of the Premises is delayed beyond the Commencement Date, all Rentals (as described in Article 40.b.) shall be abated during the period between the Commencement Date and the time when Lessor delivers possession, unless delay in possession of the Premises was caused or contributed to, by Lessee or Lessee's agents, officers, employees, contractors, servants, invitees, or guests (collectively "Lessee's Agents"). Lessor shall be deemed to have delivered possession to Lessee on the earlier of
(i) the date that Lessor gives notice to Lessee that the Tenant Improvements are substantially completed as evidenced by a Certificate of Occupancy or other governmental authorization to occupy the Premises, and that the Premises are available for occupancy by Lessee, subject only to punch list items which do not prevent Lessee from using the Premises for its intended use, or (ii) the date on which the Tenant Improvements would have been substantially completed but for delays caused by Lessee or Lessee's Agents, including without limitation, change orders requested by Lessee or required because of any errors or omissions in plans submitted by Lessee, or (iii) the date upon which Lessee actually occupies or commences operation from the Premises.

     b.   Early Possession.  If Lessor permits Lessee to occupy the Premises
          ----------------
prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Expiration Date.

     c.   Certificates and Licenses.  Prior to occupancy, Lessee shall provide
          -------------------------
to Lessor the certificate(s) of insurance required by Article 16 and a copy of all licenses and authorizations that may be required for the lawful operation of Lessee's business upon the Premises, including any City business licenses as may be required.

     d.   Lessee to Physically Occupy.  Lessee shall physically occupy the
          ---------------------------
Premises and open the Premises for business as soon as practical; provided, however, that the date of Lessee's physical occupancy of the Premises shall in no event extend the Commencement Date, the Expiration Date or the date the payment of Rentals hereunder commences. Time is of the essence.

5.   RENT.  Lessee agrees to pay to Lessor as rental for the Premises, without
     ----
offset, deduction, prior notice or demand, the monthly Base Rent designated in
Article 1.h.,

     Base Rent shall be payable in advance on or before the first day of the first full calendar month of the Term hereof and a like sum, adjusted as aforesaid, on or before the first day of each and every successive calendar month thereafter during the Term, except that the first full month's Base Rent shall be paid upon the execution hereof and the prorated Base Rent payable for the period, if any, prior to the first full calendar month of the Term shall be paid on the first day of said first full calendar month. Base Rent for any period during the Term which is for less than one

(1) month shall be prorated based upon a thirty (30) day month. Said Base Rent shall be paid to Lessor in lawful money of the United States of America which shall be legal tender at the time of payment, at the office of the Project, or to such other person or at such other place as Lessor may from time to time designate in writing.

     b.   Base Rent During extended Term.  See Addendum 3 attached hereto.

6.   SECURITY DEPOSIT.  Lessee has deposited with Lessor the sum set forth in
     ----------------
Article 1.i. as the security deposit ("Security Deposit"). The Security Deposit shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the Term. If Lessee defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of Rentals or the condition of the Premises at Lease Termination, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rental or any other sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of the Security Deposit is so used or applied, Lessee shall within five (5) days after written demand therefore, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep the Security Deposit separate from its general funds, and Lessee shall not be entitled to interest on the Security Deposit. Lessor is not a trustee of the Security Deposit and may use it in ordinary business, transfer it or assign it, or use it in any combination of such ways. If Lessee fully and faithfully performs every provision of this Lease to be performed by it, the remaining portion of the Security Deposit shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interest hereunder) within two (2) weeks after Lease Termination and vacation of the Premises by Lessee or its last assignee; provided, however if any portion of the Security Deposit is to be applied to repair damages to the Premises caused by Lessee or Lessee's Agents or to clean the Premises, then the balance of the Security Deposit shall be returned to Lessee (or, at Lessor's option to the last assignee of Lessee's interests hereunder) no later than thirty (30) days from the date Lessor receives possession of the Premises with an accounting of expenses deducted. Lessee shall not transfer or encumber the Security Deposit nor shall Lessor be bound by Lessee's attempt to do so. If Lessor's interest in this Lease is terminated, Lessor may transfer the Security Deposit to Lessor's successor in interest, and upon such transfer Lessor shall be released from any liability to Lessee with respect to the Security Deposit and Lessee shall look only to the transferee for any return of the Security Deposit to which Lessee may be entitled .

7.   COST OF LIVING, PROJECT TAXES AND OPERATING EXPENSE ADJUSTMENTS.
     ---------------------------------------------------------------

     b.   Project Taxes and Operating Expenses.  Subject to Addendum 4 hereto,
          ------------------------------------
Lessee shall pay to Lessor, as additional rent and without deduction or offset, Lessee's percentage share set forth in Article 1.k. ("Lessee's Percentage Share") of the amount by which annual Project Taxes and Operating Expenses (defined below) allocable to the Building exceeds the Base Expenses set forth in
Article 1.j. The amount by which such annual Project Taxes and Operating Expenses exceeds Base Expenses shall hereafter be referred to as "Excess Expenses". Lessee acknowledges that the amount designated as Base Expenses is not an estimate of what Lessor expects the annual Project Taxes and Operating Expenses allocable to the Building to be, and no warranty or representation whatsoever is being made that the actual Project Taxes and Operating Expenses allocable to the Building will be the amount designed as Base Expenses. There shall be no reimbursement or allowance to Lessee if annual Project Taxes and Operating Expenses allocable to the Building are less than the amount designated as Base Expenses. Lessee's Percentage Share shall be determined by dividing the Rentable Area of the Premises by the total Rentable Area in the Building. Lessee's Percentage Share shall be subject to an equitable adjustment upon a condemnation, sale by Lessor of part of the Project, reconstruction after damage or destruction or expansion or reduction of the areas within the Project. Lessee's Percentage Share of Excess Expenses shall be payable during the Term in equal monthly installments on the first day of each month in advance, without deduction, offset or prior demand.

     At any time during the Term, Lessor may give Lessee notice of Lessor's estimate of the Excess Expenses for the current calendar year. An amount equal to one twelfth (1/12) of Lessee's Percentage Share of the estimated Excess Expenses shall be payable monthly by Lessee as aforesaid, commencing on the first day of the calendar month following thirty (30) days written notice and continuing until receipt of any notice of adjustment from Lessor given pursuant to this paragraph. Until notice of the estimated Operating Expenses and Project Taxes for a subsequent calendar year is delivered to Lessee, Lessee shall continue to pay its Percentage Share of Excess Expenses on the basis of the prior year's estimate. Lessor may at any time during the Term adjust estimates of the Operating Expenses and Project Taxes to reflect current expenditures and following Lessor's written notice to Lessee of such revised estimate, subsequent payments by Lessee shall be based upon such revised estimate.

     If the Commencement Date is on a date other than the first day of a calendar year, the amount of the Excess Expenses payable by Lessee in such calendar year shall be prorated on the basis which the number of days from the Commencement Date to the end of the calendar year in which the Commencement Date falls bears to three hundred sixty (360).

     Within ninety (90) days after the end of each calendar year during the Term or as soon thereafter as practicable, Lessor will furnish to Lessee a statement ("Lessor's Statement") setting forth in reasonable detail the actual Project Taxes and Operating Expenses paid or incurred by Lessor during the preceding year, and thereupon within ten (10) days an adjustment will be made by Lessee's payment to Lessor or credit to Lessee by Lessor against the Excess Expenses next becoming due from Lessee, as the case may require, to the end that Lessor shall receive the entire amount of Lessee's Percentage Share of Excess Expenses for such calendar year and no more. If, based on Lessor's Statement a payment from Lessee is required, Lessee shall not have the right to withhold or defer such payment pending a review of Lessor's books and records pursuant to the following paragraph or the resolution of any dispute relating to Project Taxes and Operating Expenses. If the Expiration Date is on a day other than the last day of a calendar year, the amount of Excess Expenses payable by Lessee for the calendar year in which Lease Expiration falls shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such Expiration Date bears to three hundred sixty (360). The Termination of this Lease shall not affect the obligations of Lessor and Lessee pursuant to this Article 7.

     Within sixty (60) days after Lessee receives a statement of actual Project Taxes and Operating Expenses paid or incurred for a calendar year, Lessee shall have the right, upon written demand and reasonable notice, to inspect Lessor's books and records relating to such Project Taxes and Operating Expenses for the calendar year covered by Lessor's Statement for the purpose of verifying the amount set forth in such statement. Such inspection shall be made during Lessor's normal business hours, at the place where such books and records are customarily maintained by Lessor. Unless Lessee asserts in writing a specific error within ninety (90) days following Lessee's receipt of Lessor's Statement, the amounts set forth in Lessor's Statement shall be conclusively deemed correct and binding on Lessee.

     Notwithstanding anything contained in this Article 7 to the contrary, express or implied, Rentals payable by Lessee shall in no event be less than the Base Rent specified in Article 5, as adjusted from time to time pursuant to this Lease.

          (i)  Operating Expenses.  "Operating Expenses" means all of the
               ------------------
Building Service Expenses and an allocable portion of the Exterior Common Area Expenses as follows:

               (A)  Building Service Expenses.  Operating Expenses shall
                    -------------------------
include all costs of operation, maintenance, repair and management of the Building, including the Premises, and Building Common Area (defined in Article
55), hereinafter collectively referred to as "Building Service Expenses," as determined by standard accounting practices. Building Service Expenses as used herein shall include, but not be limited to, all sums expended in connection with all general maintenance and repairs, painting, cleaning, sweeping and janitorial services; maintenance and repair of signs, indoor plants, and atriums; trash removal; sewage; electricity, gas, water and any other utilities (including any temporary or permanent utility surcharge or other exaction whether now or hereafter imposed); maintenance and repair of any fire protection systems, elevator systems, lighting systems, storm drainage systems, HVAC, air conditioning and heating and other utility systems; any governmental imposition or surcharge imposed upon Lessor or assessed against the Building or the Project; all costs and expenses pertaining to a security alarm system for the tenants in the Building, if Lessor deems necessary in Lessor's reasonable discretion; materials; supplies; tools; depreciation on maintenance and operating machinery and equipment (if owned) and rental paid for such machinery and equipment (if rented); service agreements on equipment; maintenance, and repair of the roof (including repair of leaks and resurfacing) and the exterior surfaces of all improvements (including painting); routine and minor repair of structural parts (including repair of leaks and resurfacing) and the exterior surfaces of all improvements (including painting); routine and minor repair of structural parts (including foundation, floor slabs and load bearing walls); window cleaning; elevator or escalator services; material handling; fees for licenses and permits relating to the Building; the cost of complying with rules, regulations and orders of governmental authorities; Building office rent or rental value; accounting and legal fees; the cost of contesting the validity or applicability of any governmental enactment which may affect Building Service Expenses or Project Taxes attributable to the Project, including the Premises and the Building; personnel to implement such services, including, if Lessor deems necessary, the cost of security guards and valet attendants; public liability, environmental impairment, property damage and fire and extended coverage insurance on the Project and the Building thereon (in such amounts and providing such coverage as determined in Lessor's sole discretion and which may include, without limitation, liability, all risk property, lessor's risk liability, war risk, vandalism, malicious mischief, boiler and machinery, rental income, earthquake, flood and worker's compensation insurance); compensation and fringe benefits payable to all persons employed by Lessor in connection with the operation, maintenance, repair and management of the Project, including the Premises and the Building; and a management fee equal to five percent (5%) of gross receipts from the Building, including all rentals and parking receipts therefrom. Lessor may cause any or all of said services to be provided by an independent contractor or contractors, or they may be rendered by Lessor. In the event Lessor makes capital improvements which have the effect of reducing Building Services Expense, Lessor may amortize its investment in said improvements as a Building Service Expense in accordance with standard accounting practices provided that such amortization is not at a rate greater than the anticipated savings in the Building Service Expenses. It is the intent of the parties hereto that Building Service Expenses shall include every cost paid or incurred by Lessor in connection with the operation, maintenance, repair and management of the Project, including the Premises and the Building, and the specific examples of Building Service Expenses stated in this Article 7 are in no way intended to, and shall not limit the costs comprising Building Service Expenses, nor shall such examples be deemed to obligate Lessor to incur such costs or to provide such services or to take such actions except as Lessor may be expressly required in other portions of this Lease, or except as Lessor, in its sole discretion, may elect. The maintenance of the Project, including the Premises and the Building, shall be at the sole discretion of Lessor and all costs incurred by Lessor in good faith shall be deemed conclusively binding on Lessee. In the event that less than one hundred percent (100%) of the Building is occupied during any calendar year, all Building Service Expenses on the statements provided by Lessor shall be adjusted for each calendar year to equal Lessor's reasonable estimate of Building Service Expenses had one hundred percent (100%) of the total rentable area of the Building been occupied. Statements of the Building Service Expenses provided by Lessor shall be final and binding upon both Lessor and Lessee; plus

               (B)  Exterior Common Area Expenses. Operating Expenses shall
                    -----------------------------
include that portion of all direct costs of operation, maintenance, repair and management of the Exterior Common Area (determined by standard accounting practices) allocable to the Building containing the Premises (collectively, "Exterior Common Area Expense"). Such costs shall be allocated by Lessor between the Building containing the Premises and the other buildings located within the Project from time to time and having the right to use the Exterior Common Area, in such manner as Lessor reasonably determines in good faith. Exterior Common Area Expenses as used herein shall include, but not be limited to, all sums expended in connection with all general maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping, and janitorial services; maintenance and repair of sidewalks, curbs, signs and other Exterior Common Areas; maintenance and repair of sprinkler systems, planting, and landscaping; trash removal; sewage; electricity, gas, water and any other utilities (including any temporary or permanent utility surcharge or other exaction whether now or hereafter imposed); maintenance and repair of directional signs and other markers and bumpers; maintenance and repair of any fire protection systems, elevator systems, lighting systems, storm drainage systems and other utility systems; any governmental imposition or surcharge imposed upon Lessor or assessed against the Exterior Common Area; materials; supplies, tools; depreciation on maintenance and operating machinery and equipment (if owned) and rental paid for such machinery and equipment (if rented); service agreements on equipment; maintenance and repair of parking areas and parking structures, if any; maintenance and routine and minor repair of structural parts (including foundation and floor slabs); elevator services, if applicable; material handling; fees for licenses and permits relating to the Exterior Common Area; the cost of complying with rules, regulation and orders of governmental authorities; accounting and legal fees; the cost of contesting the validity or applicability of any governmental enactment which may affect Project Taxes attributable to the Exterior Common Area; personnel to implement such services, including if Lessor deems necessary, the cost of security guards and valet attendants; public liability, environmental impairments, property damage and fire and extended coverage insurance on Exterior Common Area (in such amounts and providing such coverage as determined in Lessor's sole discretion and which may include, without limitation, liability, all risk property, lessor's risk liability, war risk, vandalism, malicious mischief, sprinkler leakage, boiler and machinery, parking income, earthquake, flood and worker's compensation insurance); and compensation and fringe benefits payable to all persons employed by Lessor in connection with the operation, maintenance, repair and management of the Exterior Common Area. Lessor may cause any or all of said services to be provided by an independent contractor or contractors, or they may be rendered by Lessor. In the event Lessor makes capital improvements which have the effect of reducing Exterior Common Area Expenses, Lessor may amortize its investment in said improvements as an Exterior Common Area Expense in accordance with standard accounting practices provided that such amortization is not at a rate greater than the anticipated savings in the Exterior Common Area Expenses. It is the intent of the parties hereto that Exterior Common Area Expenses shall include every cost paid or incurred by Lessor in connection with the operation, maintenance, repair and management of the Exterior Common Area, and the specific examples of Exterior Common Area Expenses stated in this Article 7 are in no way intended to, and shall not limit the costs comprising Exterior Common Area Expenses, nor shall such examples be deemed to obligate Lessor to incur such costs or to provide such services or to take such actions except as Lessor may be expressly required in other portions of this Lease, or except as Lessor, in its sole discretion, may elect. The maintenance of the Exterior Common Area shall be at the sole discretion of Lessor and all costs incurred by Lessor in good faith shall be deemed conclusively binding on Lessee. In the event that less than one hundred percent (100%) of the Building is occupied during any calendar year, all Exterior Common Area Expenses on the statements provided by Lessor shall be adjusted for each calendar year to equal Lessor's reasonable estimate of Exterior Common Area Expenses had one hundred percent (100%) of the total rentable area of the Building been occupied. Statements of Exterior Common Area Expenses provided by Lessor shall be final and binding upon both Lessor and Lessee.

          (ii)   Project Taxes.  The term "Project Taxes" as used in this Lease
                 -------------
shall collectively mean (to the extent any of the following are not paid by Lessee pursuant to Article 7.c. below) all: real estate taxes and general or assessments (including, but not limited to, assessments for public improvements or benefits); personal property taxes; taxes based on vehicles utilizing parking areas on the Parcel; taxes computed or based on rental income (including without limitation any municipal business tax but excluding federal, state and municipal net income taxes); Environmental Surcharges; excise taxes; gross receipts taxes; sales and/or use taxes; employee taxes; water and sewer taxes, levies, assessments and other charges in the nature of taxes or assessments (including, but not limited to, assessments for public improvements or benefit); and all other governmental, quasi-governmental or special district impositions of any kind and nature whatsoever, regardless of whether now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which during the Lease term are laid, levied, assessed or imposed upon Lessor and/or become a lien upon or chargeable against the Project or the Premises, Building, Common Area and/or Parcel under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental authority or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments whatsoever. The term "Environmental Surcharges" shall include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder, or imposed by any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy in regard to the use, operation or occupancy of the Project including the Premises, Building, Common Area and/or Parcel. The term "Project Taxes" shall include (to the extent the same are not paid by Lessee pursuant to Article 7.c. below), without limitation: the cost to Lessor of contesting the amount or validity or applicability of any Project Taxes described above; and all taxes, assessments, levies, fees, impositions or charges levied, imposed, assessed, measured, or based in any manner whatsoever upon or with respect to the use, possession, occupancy, leasing, operation or management of the Project including the Premises, Building, Common Area and/or Parcel or in lieu of or equivalent to any Project Taxes set forth in this Article 7.b.(ii). The portion of Project Taxes allocable to the Building shall be such Project Taxes as are attributable to the Project, including the Premises and the Building in which the Premises are located, together with a portion of the Project Taxes attributable to the Exterior Common Area, all as reasonably and in good faith determined by Lessor from time to time. Lessor shall reasonably and in good faith allocate the Project Taxes as between the Building and the Exterior Common Area; provided, however, that if the Parcel is assessed by the taxing authorities such that the Building and the Exterior Common Area are assessed separately, then Lessor shall allocate the Project Taxes in accordance with such separate assessments. The Project Taxes attributable to the Exterior Common Area shall be allocated in such manner as is reasonably and in good faith determined by Lessor from time to time.

     If at any time during the Term, Project Taxes are under-assessed by the taxing authorities so that they are not computed on a fully-completed and occupied basis in accordance with the then applicable taxing authority of the governmental entities having jurisdiction, Lessor shall have the right, but not the obligation, to adjust Project Taxes to reflect the amount that Project Taxes would be if the Project were assessed on a fully-completed and occupied basis, as determined in Lessor's reasonable discretion, and such adjusted amount shall be allocated to the Project in accordance with the terms of this Lease.

     c.   Other Taxes.  Lessee shall pay the following:
          -----------

          (i) Lessee shall pay (or reimburse Lessor as additional rent if Lessor is assessed), before delinquency, any and all taxes levied or assessed, and which become payable for or in connection with any period during the Term, upon all of the following (collectively, "Leasehold Improvements and Personal Property"): Lessee's Leasehold Improvements, the Tenant Improvements, equipment, furniture, furnishings, fixtures, merchandise, inventory, machinery, appliances and other personal property located in the Premises; except only that which has been paid for by Lessor and is the standard of the Building. Lessee hereby acknowledges receipt of a copy of a schedule setting forth the improvements comprising the standard of the Building. If any or all of the Leasehold Improvements and Personal Property are assessed and taxed with the Project, Lessee shall pay to Lessor such taxes within ten (10) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount applicable to the Leasehold Improvements and Personal Property. If the Leasehold Improvements and Personal Property are not separately assessed on the tax statement or bill, Lessor's good faith determination of the amount of such taxes applicable to the Leasehold Improvements and Personal Property shall be a conclusive determination of Lessee's obligation to pay such amount as so determined by Lessor.

          (ii) Lessee shall pay (or reimburse Lessor if Lessor is assessed, as additional rent), prior to delinquency or within ten days after receipt of a statement thereof, any and all other taxes, levies, assessments, or surcharges payable by Lessor or Lessee and relating to this Lease, the Premises or Lessee's activities in the Premises (other than Lessor's net income, succession, transfer, gift, franchise, estate, or inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, now in force or which may hereafter become effective, including but not limited to taxes: (i) upon, allocable to, or measured by the area of the Premises or on the Rentals payable hereunder, including without limitation any gross income, gross receipts, excise, or other tax levied by the state, any political subdivision thereof, city or federal government with respect to the receipt of such Rentals;
(ii) upon or with respect to the use, possession, occupancy, leasing, operation and management of the Premises or any portion thereof; (iii) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Premises; or (iv) imposed as a means of controlling or abating environmental pollution or the use of energy, including, without limitation, any parking taxes, levies or charges or vehicular regulations imposed by any governmental agency. Lessee shall also pay, prior to delinquency, all privilege, sales, excise, use, business, occupation, or other taxes, assessments, license fees, or charges levied, assessed, or imposed upon Lessee's business operations conducted at the Premises. If any such taxes are payable by Lessor and it shall not be lawful for Lessee to reimburse Lessor for such taxes, then the Rentals payable hereunder shall be increased to net Lessor the net Rental after imposition of any such tax upon Lessor as would have been payable to Lessor prior to the imposition of any such tax.

8.  CONDUCT OF BUSINESS (USE).
    -------------------------

     a. In no event shall Lessee use or permit the use of the Premises for any purpose other than general office use. Lessor and Lessee hereby acknowledge and agree that the foregoing use restriction is an absolute prohibition against a change in use of the Premises as contemplated under California Civil Code section 1997.230. Lessee shall not do or permit to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or the Project or any of its contents, or cause cancellation of any insurance policy covering the Building or the Project or any part thereof or any of its contents. Lessee shall not, without prior consent of Lessor, bring into the Building or the Premises or use or incorporate in the Premises any apparatus, equipment or supplies that may cause substantial noise, odor, or vibration or overload the Premises or the Building or any of its utility or elevator systems or jeopardize the structural integrity of the Building or any part thereof. Lessee and Lessee's Agents shall not use, store, or dispose of any Hazardous Materials (defined below) on any portion of the Project. Lessee shall indemnify, defend with counsel acceptable to Lessor, and hold Lessor and Lessor's employees, agents, partners, officers, directors and shareholders harmless from and against any and all claims, actions, suits, proceedings, orders, judgment, losses, costs, damages, liabilities, penalties, or expenses (including, without limitation, attorneys' fees) arising in connection with the breach of the obligations described in the previous sentence. As used in this paragraph, Hazardous Materials means any chemical, substance or material which has been determined or is hereafter determined by any federal, state, or local governmental authority to be capable of posing risk of injury to health or safety, including, without limitation, petroleum, asbestos, polychlorinated
biphenyls, radioactive materials and radon gas.   Lessee shall not do or permit
anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or the Project or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises.

     b.   Effect of Use Restriction.  Lessor and Lessee hereby acknowledge and
          -------------------------
agree that the use restriction set forth in subsection 8.a. above shall be deemed reasonable in all respects and under all circumstances. Lessor and Lessee further acknowledge and agree that, notwithstanding any provision of this Lease to the contrary, (i) in the event Lessee requests Lessor's consent to a proposed assignment of this Lease or subletting of the Premises, Lessor shall be deemed reasonable in withholding its consent to such assignment or subletting if the proposed assignee or subtenant desires to use the Premises for any purpose other than as expressly provided in subsection 8.a. above, and (ii) in the event of a default by Lessee under the Lease, the enforcement of the use restriction set forth in subsection 8.a. above shall be deemed reasonable for purposes of computing the rental loss that could be or could have been reasonably avoided by Lessor pursuant to California Civil Code section 1951.2 and in connection with the exercise of Lessor's remedies under California Civil Code section 1951.4.

     Notwithstanding the preceding to the contrary, if Lessor withholds its consent to an assignment of the Lease or subletting of the premises based upon the desire of the proposed assignee or subtenant to use the Premises for any purpose other than as expressly provided in subsection 8.a. above, or if Lessee is in default under this Lease, then, prior to commencing or pursuing any claim or defense against Lessor based upon the unreasonableness of the use restriction set forth in subsection 8.a. above, Lessee shall provide Lessor with written notice (by certified mail, postage prepaid and return receipt requested) setting forth Lessee's objections to the enforcement of the use restriction in such instance, the basis upon which Lessee intends to demonstrate that the enforcement of such use restriction would be unreasonable in such instance, and the use(s) which Lessee believes Lessor should allow Lessee or its proposed assignee or subtenant, as the case may be, to make of the Premises. Within thirty (30) days of Lessor's receipt of Lessee's written notice of objection, Lessor shall provide Lessee with written notice of Lessor's election to either
(A) enforce the use restriction set forth in subsection 8.a. above, or (B) permit a change in the use of the Premises, provided that such proposed use shall in no event (1) require the use, storage or disposal of Hazardous Materials on or about the Premises or the Project, (2) increase or affect any fire or other insurance covering the Building or the Project, (3) interfere with the rights of other tenants of the Building or Project, including, without limitation, any exclusive use rights of such tenants, (4) be in violation of applicable federal, state or local laws, rules, regulations, codes or ordinances, or (5) require Lessor to construct or install, or to provide any allowance for the construction or installation of, any tenant improvements in the Premises. Notwithstanding the preceding to the contrary, in no event shall Lessor have any obligation to allow a change in the use of the premises, it being expressly understood by the parties that the use restriction set forth in subsection 8.a. above is an absolute prohibition against a change in use of the Premises. In the event Lessor fails to provide Lessee with written notice of its election to either enforce the use restriction or allow a change in use of the Premises within said thirty (30) day period, Lessor shall be deemed to have elected to enforce the use restriction. In the event Lessor elects or is deemed to have elected to enforce the use restriction as provided hereinabove, Lessee shall have the right to pursue such valid claims or defenses against Lessor as may be permitted under California Civil Code section 1997.040 and which Lessee is able to prove.

9.  COMPLIANCE WITH LAWS.  Lessee shall not use the Premises or permit anything
    --------------------
to be done in or about the Premises which will in any way conflict with or violate any law, statute, ordinance, order or governmental rule or regulation or requirement of duly constituted public authorities or quasi-public authorities now in force or which may hereafter be enacted or promulgated. Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, orders and governmental or quasi-governmental rules, regulations or requirements now in force or which may hereafter be in force and with all recorded documents which relate to or affect the condition, use or occupancy of the Premises, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Lessee's improvements, acts or use or occupancy of the

Premises. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance, or governmental or quasi-governmental rule, regulation or requirement, shall be conclusive of that fact as between the Lessor and Lessee. Lessee shall obtain, prior to taking possession of the Premises, all permits, licenses, or other authorizations for the lawful operation of its business at the Premises. Lessee shall indemnify, defend with counsel acceptable to Lessor and hold Lessor and Lessor's employees, agents, partners, officers, directors and shareholders harmless from and against any claim, action, suit, proceeding, order, judgment, liability, penalty or expense (including, without limitation, attorneys' fees) arising out of the failure of Lessee to comply with any applicable law, statute, ordinance, order, rule, regulation, requirement or recorded document. Lessee acknowledges that Lessee has independently investigated and is satisfied that the Premises are suitable for Lessee's intended use and that the Building and Premises meet all governmental and quasi-governmental requirements for such intended use.

     Lessor and Lessee acknowledge that, in accordance with the provisions of the Americans with Disabilities Act (the "ADA"), responsibility for compliance with the terms and conditions of Title III of the ADA may be allocated as between Lessor and Lessee. In this regard and notwithstanding anything to the contrary contained in the Lease, Lessor and Lessee agree that the responsibility for compliance with the ADA (including, without limitation, the removal of architectural and communications barriers and the provision of auxiliary aids and services to the extent required) shall be allocated as follows: (i) Lessee shall be responsible for compliance with the provisions of Title I of the ADA, and of Title II and Title III of the ADA as Titles II and III relate to any construction, renovations, alterations and repairs made within the Premises if such construction, renovations, alterations and repairs are made by Lessee, at its expense without the assistance of Lessor; (ii) Lessor shall be responsible for compliance with the provisions of Title II and III of the ADA for all construction, renovations, alterations and repairs which Lessor is required, under this Lease, to make within the Premises, whether (pursuant to the relevant provisions of the Lease) at Lessor's or Lessee's expense; and (iii) Lessor shall be responsible for compliance with the provisions of Title III of the ADA for all exterior and interior areas of the Building not included within the Premises. Lessor agrees to indemnify and hold Lessee harmless from and against any claims, damages, costs and liabilities arising out of Lessor's failure, or alleged failure, as the case may be, to comply with the ADA, to the extent such compliance has been allocated to Lessor herein, which indemnification obligation shall survive the expiration or termination of this Lease if the Lease has not been terminated by reason of a default by Lessee. Lessee agrees to indemnify and hold Lessor harmless from and against any claims, damages, costs and liabilities arising out of Lessee's failure, or alleged failure, as the case may be, to comply with the ADA to the extent such compliance has been allocated to Lessee herein, which indemnification obligation shall survive the expiration or termination of this Lease. Lessor and Lessee each agree that the allocation of responsibility for ADA compliance shall not require Lessor or Lessee to supervise, monitor or otherwise review the compliance activities of the other with respect to its assumed responsibilities for ADA compliance as set forth in this Article 9. Lessor shall, in complying with the ADA (to the extent such compliance has been allocated to Lessor herein), be entitled to rely upon representations made to, or information given to Lessor by Lessee in regard to Lessee's use of the Premises, Lessee's employees, and other matters pertinent to compliance with the ADA. The indemnity of Lessee set forth above shall apply as to any liability arising against Lessor by reason of any misrepresentations or misinformation given by Lessee to Lessor. The allocation of responsibility for ADA compliance between Lessor and Lessee, and the obligations of Lessor and Lessee established by such allocations, shall supersede any other provisions of the Lease that may contradict or otherwise differ from the requirements of this
Article 9.

10.  ALTERATIONS AND ADDITIONS.
     -------------------------

     a.   Lessee's Alterations.  Lessee shall not make or suffer to be made any
          --------------------
alterations, additions, changes or improvements (collectively, "Alterations") to or of the Premises, or any part thereof without Lessor's prior written consent, which consent shall not, except as otherwise expressly provided in the Lease, be unreasonably withheld. Lessee shall not make or suffer to be made any alterations, additions, changes of improvements (collectively "Alterations") to or of the Premises or any part thereof if the aggregate cost of any such Alteration is reasonably anticipated to exceed Ten Thousand and 00/100ths Dollars ($10,000,00) without the prior written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Lessee shall not make any Alternation without Lessor's prior written consent and regardless of the cost thereof, which (i) results in a change to the exterior of the Building, (ii) will be visible from the exterior of the Building, (iii) effects any changes in the structural components of the Building, or (iv) effects any of the Building systems. Lessor may impose, as a condition to the aforesaid consent, such requirements as Lessor may deem necessary in its sole discretion, including without limitation: the manner in which the work is done; a right of approval of the contractor by whom the work is to be performed; the times during which such work is to be accomplished; the requirement that Lessee post a completion bond in an amount and form satisfactory to Lessor; the requirement that Lessee reimburse Lessor, as additional rent, for Lessor's reasonable costs incurred in reviewing any proposed Alterations, whether or not Lessor's consent is granted; and the requirement that at Lease Termination, either (i) Lessee, at its expense, will remove any and all such Alterations installed by Lessee and shall, at its cost, promptly repair all damages to the Project caused by such removal, or (ii) the Alterations made by Lessee shall remain with the Premises, be a part of the realty, and belong to Lessor. In the event Lessee makes any Alternations without Landlords's prior consent then at the expiration or sooner termination of the Lease, Lessor can require that they remove any or all of the Alternations and repair any damage to the Premises caused by such removal. If Lessor consents to any Alterations to the Premises by Lessee, the same shall be made by Lessee at Lessee's sole cost and expense in accordance with plans and specifications approved by Lessor. Any such Alterations made by Lessee shall be performed in accordance with all applicable laws, ordinances and codes and in a first class workmanlike manner, and shall not weaken or impair the structural strength or lessen the value of the Building, shall not invalidate, diminish, or adversely affect any warranty applicable to the Building or any other improvements located within the Project, including any equipment therein, and shall be performed in a manner causing Lessor and Lessor's agents and other tenants of the Building the least interference and inconvenience practicable under the circumstances. In making any such Alterations, Lessee shall, at Lessee's sole cost and expense:

          (i) File for and secure any necessary permits or approvals from all governmental departments or authorities having jurisdiction, and any utility company having an interest therein, and

          (ii) Notify Lessor in writing at least fifteen (15) days prior to the commencement of work on any Alteration, so that Lessor can post and record appropriate notices of non-responsibility.

          (iii) Provide copies of all drawings and specifications prior to commencement of construction of any Alterations.

     In no event shall Lessee make or suffer to be made any Alteration to the mechanical or utility systems of the Building, to the Common Area or the structural portions of the Building or any part thereof without Lessor's prior written consent, which consent may be withheld in Lessor's sole discretion.

     b.   Removal.  Upon Lease Termination, Lessee shall, upon written demand by
          -------
Lessor at Lessee's sole cost and expense, forthwith and with all due diligence remove any Alterations made by Lessee made without Lessor's prior approval, which is then designated by Lessor to be removed and Lessee shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Project caused by such removal. Lessee may also, upon Lease Termination and provided that Lessee is not then in default hereunder, remove Lessee's movable equipment, furnishings, trade fixtures and other personal property (excluding any Alterations made by Lessee not specifically designated by Lessor to be removed), provided that Lessee shall, forthwith and with all due diligence at its sole cost and expense, repair any damages to the Project caused by such removal. Unless Lessor elects to have Lessee remove any such Alterations, all such Alterations except for movable furniture and trade fixtures of Lessee not affixed to the Premises, shall become the property of Lessor upon Lease Termination (without any payment therefor) and remain upon and be surrendered with the Premises.

     c.   Alterations Required by Law.  Lessee shall pay to Lessor as additional
          ---------------------------
rent, the cost of any structural or non-structural alteration, addition or change to the Building and/or at Lessor's election, shall promptly make, at Lessee's sole expense and in accordance with the provisions of subsection 10.a. above, any structural or non-structural alteration, addition or change to the Premises required to comply with laws, regulations, ordinances or orders of any public agencies, whether now existing or hereinafter promulgated, where such alterations, additions or changes are required by reason of: Lessee's or Lessee's Agents' acts; Lessee's use or change of use to the Premises; alterations or improvements to the Premises made by or for Lessee; or Lessee's application for any permit or governmental approval.

     d.   Lessor's Improvements.  All fixtures, improvements or equipment which
          ---------------------
are installed, constructed on or attached to the Premises, or any part of the Project by Lessor at its expense shall be a part of the realty and belong to Lessor.

11.  REPAIRS.
     -------

     a.   By Lessee. Within ten (10) working days of occupying the Premises,
          ---------
Lessee shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair and to have accepted the Premises in their condition existing as of the date of such possession, subject to all applicable laws, covenants, conditions, restrictions, easements, and other matters of public record and the Rules and Regulations from time to time promulgated by Lessor governing the use of any portion of the Project. Lessee shall further be deemed to have accepted Lessee Improvements constructed by Lessor, if any, as being completed in accordance with the plans and specifications for such improvements, excluding only the punch list items referred to in Article 4.a. above. Lessee shall at Lessee's sole cost and expense, keep every part of the Premises in good condition and repair, damage thereto from causes beyond the control of Lessee (and not caused by any act or omission of Lessee or Lessee's Agents) and ordinary wear and tear excepted. If Lessee fails to maintain the Premises as required by this Lease, Lessor may give Lessee notice to do such acts as are reasonably required to so maintain the Premises and if Lessee fails to commence such work immediately in an emergency or where immediate action is required to protect the Premises or any portion of the Project, or within ten
(10) days after such notice is given under other circumstances, and diligently prosecute it to completion, then Lessor or Lessor's agents, in addition to all of the rights and remedies available hereunder or by law and without waiving any alternative remedies, shall have the right to enter the Premises and to do such acts and expend such funds at the expense of Lessee as are reasonably required to perform such work. Any amount so expended by Lessor shall be paid by Lessee to Lessor as additional rent, upon demand. With respect to any work performed by Lessor pursuant to this Article 11.a., Lessor shall be liable to Lessee only for physical damage caused to Lessee's personal property located within the Premises to the extent such damage is caused by Lessor's or Lessor's agents active negligence or willful misconduct. In no event shall Lessor have any liability to Lessee for any other damages, or for any inconvenience or interference with the use of the Premises by Lessee, or for any consequential damages, including lost profits, as a result of performing any such work. Except as specifically provided in an addendum, if any, to this Lease, Lessor shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Lessor has made no representations or warranty to Lessee respecting the condition of the Premises or any part of the Project except as specifically set forth in this Lease.

     b.   By Lessor.  The costs of repairs and maintenance which are the
          ---------
obligation of Lessor hereunder or which Lessor elects to perform hereunder except such repairs and maintenance which are the responsibility of Lessee hereunder, shall be an Operating Expense and Lessee shall pay, as additional rent, Lessee's Percentage Share of such costs to Lessor as provided in Article
7. Lessor shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems installed or furnished by Lessor, unless such maintenance or repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by Lessee or Lessee's Agents, in which case Lessee shall pay to Lessor the reasonable cost of such maintenance or repairs as additional rent. Lessor shall not be liable for any failure to make any such repairs or to perform any maintenance for which Lessor is responsible as provided above unless Lessor fails to commence such work for a period of more than thirty (30) days after written notice of the need of such repairs or maintenance is given to Lessor by Lessee and the failure is due solely to causes within Lessor's reasonable control. Except as provided in
Article 21 of this Lease, there shall be no abatement of Rentals, and in any event there shall be no liability of Lessor by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Project or in or to fixtures, appurtenances and equipment therein. Lessee waives the benefits of any statute now or hereafter in effect (including, without limitation, the provisions of subsection l of Section 1932, Section 1941 and
Section 1942 of the California Civil Code and any similar or dissimilar law, statute or ordinance now or hereafter in effect) which would otherwise afford Lessee the right to make repairs at Lessor's expense (or to deduct the cost of such repairs from Rentals due hereunder) or to terminate this Lease because of Lessor's failure to keep the Premises in good and sanitary order.

12.  LIENS.  Lessee shall keep the Premises and every portion of the Project
     -----
free from any and all mechanics', materialmen's and other liens, and claims thereof, arising out of any work performed, materials furnished or obligations incurred by or for Lessee. Lessor may require, at Lessor's sole option, that Lessee provide to Lessor at Lessee's sole cost and expense a lien and completion bond, or its equivalent, in an amount equal to one and one half (1-1/2) times any and all estimated costs of any Alterations to the Premises, to insure Lessor against any liability for mechanics' and materialmen's liens and to insure completion of the work. Lessee shall indemnify and defend with counsel acceptable to Lessor and hold Lessor harmless from and against any liens, demands, claims, actions, suits, proceedings, orders, losses, costs, damages, liabilities, penalties, expenses, judgments or encumbrances (including without limitation, attorneys' fees) arising out of any work or services performed or materials furnished by or at the direction of Lessee or Lessee's Agents or any contractor employed by Lessee with respect to the Premises. Lessor shall have the right, at all times, to post and keep posted on the Premises, any notices permitted or required by law, or which Lessor shall deem proper, for the protection of Lessor, the Project, and any other party having an interest therein, from mechanics' and materialmen's liens, including without limitation a notice of non-responsibility. Lessee shall give written notice to Lessor fifteen (15) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises, and prior to the commencement of any work of improvement on the Premises. Should any claims of lien relating to work performed, materials furnished or obligations incurred by Lessee be filed against, or any action be commenced affecting the Premises, any part of the Project, and/or Lessee's interest therein, Lessee shall give Lessor notice of such lien or action within three (3) days after Lessee receives notice of the filing of the lien or the commencement of the action. If Lessee does not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Lessor shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including by payment of the claim giving rise to such lien or by posting a proper bond, or by requiring Lessee to post for Lessor's benefit a bond, surety, or cash amount equal to one and one-half (l-1/2) times the amount of lien and sufficient to release the Premises and Project from the lien. All sums paid by Lessor pursuant to this Article 12 and all expenses incurred by it in connection therewith including attorneys' fees and costs shall be payable to Lessor by Lessee as additional rent on demand.

13.  ASSIGNMENT AND SUBLETTING.
     -------------------------

     a.   Prohibitions in General.  Lessee shall not (whether voluntarily,
          -----------------------
involuntarily, or by operation of law) assign this Lease or allow all or any part of the Premises to be sublet, without Lessor's prior written consent in each instance, which consent shall not be unreasonably withheld, subject, nevertheless, to the provisions of this Article 13. Except for an allowed assignment or subletting pursuant to the previous sentence, Lessee shall not (whether voluntarily, involuntarily, or by operation of law) (i) allow all or any part of the Premises to be occupied or used by any person or entity other than Lessee, (ii) transfer any right appurtenant to this Lease or the Premises,
(iii) mortgage, hypothecate or encumber the Lease or Lessee's interest in the Lease or Premises (or otherwise use the Lease as a security device) in any manner, or (iv) permit any person to assume or succeed to any interest whatsoever in this Lease, without Lessor's prior written consent in each instance, which consent may be withheld in Lessor's sole and absolute discretion.

     Any assignment, sublease, hypothecation, encumbrance, or transfer (collectively "Transfer") without Lessor's consent shall constitute a default by Lessee and shall be voidable. Lessor's consent to any one Transfer shall not constitute a waiver of the provisions of this Article 13 as to any subsequent Transfer nor a consent to any subsequent Transfer. The provisions of this subsection 13.a. expressly apply to all heirs, successors, sublessees, assigns and transferees of Lessee. If Lessor consents to a proposed Transfer, such Transfer shall be valid and the transferee shall have the right to take possession of the Premises only if the Assumption Agreement described in subsection 13.c. below is executed and delivered to Lessor, Lessee has paid the costs and fees described in subsection 13.h. below, and an executed counterpart of the assignment, sublease or other document evidencing the Transfer is delivered to Lessor and such transfer document contains the same terms and conditions as stated in Lessee's notice given to Lessor pursuant to subsection 13.d. below, except for any such modifications Lessor has consented to in writing. The acceptance of Rentals by Lessor from any person or entity other than Lessee shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any Transfer. Notwithstanding the foregoing, no Landlord consent shall be required for any affiliate or subsidiary of the Tenant hereinafter referred to as "Exempt Transfer".

     b.   Collection of Rent.  Lessee irrevocably assigns to Lessor, as
          ------------------
security for Lessee's obligations under this Lease, all rent not otherwise payable to Lessor by reason of any Transfer of all or any part of the Premises or this Lease. Lessor, as assignee of Lessee, or a receiver for Lessee appointed on Lessor's application, may collect such rent and apply it toward Lessee's obligations under this Lease; provided, however, that until the occurrence of any default by Lessee or except as provided by the provisions of subsection 13.f. below, Lessee shall have the right to collect such rent.

     c.   Assumption Agreement.  As a condition to Lessor's consent to any
          --------------------
Transfer of Lessee's interest in this Lease or the Premises, Lessee and Lessee's assignee, sublessee, encumbrancer, hypothecate, or transferee (collectively "Transferee"), shall execute a written Assumption Agreement, in a form approved by Lessor, which

Agreement shall include a provision that Lessee's Transferee shall expressly assume all obligations of Lessee under this Lease, and shall be and remain jointly and severally liable with Lessee for the performance of all conditions, covenants, and obligations under this Lease from the effective date of the Transfer of Lessee's interest in this Lease. In no event shall Lessor have any obligation to materially amend or modify this Lease in connection with any proposed Transfer, including, without limitation, amending or modifying the use restriction set forth in subsection 8.a. above.

     d.   Request for Transfer.  Lessee shall give Lessor at least thirty (30)
          --------------------
days prior written notice of any desired Transfer and of the proposed terms of such Transfer, including but not limited to: the name and legal composition of the proposed Transferee; a current financial statement of the proposed Transferee in accordance with generally accepted accounting principal prepared and reviewed by a Big 6 CPA firm; the nature of the proposed Transferee's business to be carried on in the Premises; the payment to be made or other consideration to be given on account of the Transfer; and other such pertinent information as may be requested by Lessor, all in sufficient detail to enable Lessor to evaluate the proposed Transfer and the prospective Transferee. Lessee's notice shall not be deemed to have been served or given until such time as Lessee has provided Lessor with all information specified above and all additional information requested by Lessor pursuant to this subsection 13.d. Lessee shall immediately notify Lessor of any modification to the proposed terms of such Transfer.

     e.   No Bonus Value.  It is the intent of the parties hereto that this
          --------------
Lease shall confer upon Lessee only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Lessee by this Lease. The parties agree that this Lease is not intended to have a bonus value, nor to serve as a vehicle whereby Lessee may profit by a future Transfer of this Lease or the right to use or occupy the Premises as a result of any favorable terms contained herein or any future changes in the market for leased space. It is the intent of the parties that any such bonus value that may attach to this Lease shall be and remain the exclusive property of Lessor.

     f.   Conditional Consent.  Without otherwise limiting the criteria upon
          -------------------
which Lessor may withhold its consent to any proposed Transfer, if Lessor withholds its consent where the proposed Transferee's net worth (according to generally accepted accounting principles) is less than the greater of: (A) the net worth of Lessee immediately prior to the Transfer; or (B) the net worth of Lessee at the time this Lease is executed, such withholding of consent shall be presumptively reasonable. It shall also be presumptively reasonable for Lessor to require, as a condition to its consent that:

          (i) Any and all rent to be paid by a Transferee, including, but not limited to, any rent in excess of the Rentals to be paid under this Lease (prorated in the event that a sublease is of less than the entire Premises), shall be paid by Lessee directly to Lessor at the time and place specified in this Lease. For the purposes of this Article 13, the term "rent" shall include any consideration of any kind received, or to be received, by Lessee from a Transferee, if such sums are related to Lessee's interest in this Lease or in the Premises, including, but not limited to, key money, bonus money, and payments (in excess of the fair market value thereof) for Lessee's assets, fixtures, trade fixtures, inventory, accounts, goodwill, equipment, furniture, general intangibles, and any capital stock or other equity ownership interest of Lessee; and/or

          (ii) Either Lessee or the proposed Transferee cure, on or before the proposed effective date of such Transfer, any and all uncured defaults hereunder; provided, however, in no event shall Lessor's failure to condition its consent upon such cure be deemed to be a waiver of any such default or Lessor's rights and remedies under this Lease, at law, or in equity in regard thereto. If Lessor has elected to impose such cure as a condition to its consent and such condition is not satisfied by the effective date of the Transfer, the Transfer shall be voidable at Lessor's option.

     g.   Corporations and Partnerships.  If Lessee is a partnership, a
          -----------------------------
withdrawal or substitution (whether voluntary, involuntary, or by operation of law and whether occurring at one time or over a period of time) of any partner(s) owning twenty-five percent (25%) or more of the partnership, any assignment(s) of twenty-five percent (25%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership shall be deemed a Transfer of this Lease. If Lessee is a corporation, any dissolution, merger, consolidation or other reorganization of Lessee, any sale or transfer (or cumulative sales or transfers) of the capital stock of Lessee in excess of twenty-five percent (25%) or any sale (or cumulative sales) of more than fifty percent (50%) of the value of the assets of Lessee shall be deemed a Transfer of this Lease. This subsection 13.g. shall not apply to corporations the capital stock of which is publicly traded.

     h.   Attorneys' Fees and Costs.  Lessee shall pay, as additional rent,
          -------------------------
Lessor's actual costs and attorneys' fees incurred for reviewing, investigating, processing and/or documenting any requested Transfer, whether or not Lessor's consent is granted, which shall not exceed two hundred and fifty dollars ($250.00) without prior notice to Lessee. Landlord should use due dilligence to pursue quick resolution with an attorney.

     i.  Miscellaneous.  Regardless of Lessor's consent, no Transfer shall
         -------------
release Lessee of Lessee's obligations under this Lease or alter the primary liability of Lessee to pay the Rentals and to perform all other obligations to be performed by Lessee hereunder. The acceptance of Rentals by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Upon default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee or successor. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with any assignee of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     j.   Reasonable Provisions.  Lessee acknowledges that, but for Lessee's
          ---------------------
identity, financial condition and ability to perform the obligations of Lessee under the Lease, Lessor would not have entered into this Lease nor demised the Premises to specifically on Lessee's identity, financial condition, responsibility and capability of performing the obligations of Lessee under the Lease. Lessee acknowledges that Lessor's rights under this Article 13, including the right to withhold consent to certain Transfers in Lessor's sole and absolute discretion, are reasonable, agreed upon and bargained for rights of Lessor and that the Rentals set forth in the Lease have taken into consideration such rights. Lessee expressly agrees that the provisions of this Article 13 are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time under the Federal Bankruptcy Code or for any other purpose.

14.  HOLD HARMLESS.   Lessee shall to the fullest extent permitted by law,
     -------------
indemnify, defend with counsel acceptable to Lessor, and hold Lessor and Lessor's employees, agents, partners, officers, directors and shareholders harmless from and against any and all claims, damages, losses, liabilities, penalties, judgments, and costs and expenses (including, without limitation, attorneys' fees) and any suit, action or proceeding brought pursuant thereto (collectively, "Claims"), including Claims for property damage, or personal injury including death, arising out of (i) Lessee's use of the Premises or any part thereof, or any activity, work or other thing done in or about the Premises, (ii) any activity, work or other thing done, permitted in or about the Project, or any part thereof, (iii) any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, (including, without limitation, a failure to maintain insurance as provided in Article 16, or (iv) any act or negligence of the Lessee or Lessee's Agents. See Addendum 5 attached hereto.

     The indemnity herein shall extend to the costs and expenses incurred by Lessor for administrative expenses, consultant fees, expert costs, investigation expenses and costs incurred in settling indemnified claims, whether such costs occurred before or after any litigation is commenced. The indemnity herein shall survive the termination of this Lease and shall continue in effect until any and all claims, actions or causes of action with respect to any of the matters indemnified against are fully and finally barred by the applicable statute of limitations. In no event shall any of insurance provisions set forth in Article 16 of this Lease be construed as any limitation on the scope of indemnification set forth herein.

     Lessee as a material part of the consideration to Lessor hereby assumes all risk of damage or loss to property or injury or death to person in, upon or about all portions of the Project from any cause except as hereinafter stated. Lessor or its agents shall not be liable for any damage or loss to property entrusted to employees of any part of the Project nor for loss or damage to any property by theft or otherwise, nor for any injury or death or damage or loss to persons or property resulting from any accident, casualty or condition occurring in or about any portion of the Project, or to any equipment, appliances or fixtures therein, or from any other cause whatsoever. This indemnity obligation is unqualified with the single exception that it shall not apply to the portion of any claim, damage or loss that arises out of Lessor's sole negligence or willful misconduct but it shall apply without limitation to all other claims, damages or losses including those that arise out of Lessor or Lessor's agents' contributory negligence, whether active or passive. Lessor or its agents shall not be liable for interference with the light or other incorporeal hereditaments, nor shall Lessor be liable for any latent defect in the Premises or in the Building. Notwithstanding any other provision of this Lease, in no event shall Lessor have any liability for loss of business (including, without limitation, lost profits) by Lessee. Lessee shall give prompt written notice to Lessor in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

     If, by reason of any act or omission of Lessee or Lessee's Agents, Lessor is made a party defendant to any litigation concerning this Lease or any part of the Project, Lessee shall indemnify, defend with counsel acceptable to Lessor, and hold Lessor harmless from any liability and damages incurred by (or threatened against) Lessor as a party defendant, including without limitation all damages, costs and expenses, including attorneys' fees.

15.  SUBROGATION.  Lessor releases Lessee and Lessee's officers, directors,
     -----------
agents, employees, partners and shareholders from any and all claims or demands for damages, loss, expense or injury arising out of any perils to the extent covered by insurance carried by Lessor, or that are due to the negligence of Lessee or Lessee's officers, directors, agents, employees, partners and shareholders and regardless of cost or origin, to the extent such waiver is permitted by Lessor's insurers and does not prejudice the insurance required to be carried by Lessor under this Lease. Lessee releases Lessor and Lessor's officers, directors, agents, employees, partners and shareholders from any and all claims or demands for damages, loss, expense or injury arising out of any perils which are insured against under any insurance carried by Lessee, whether due to the negligence of Lessor or its officers, directors, agents, employees, partners and shareholders and regardless of cost or origin, to the extent such waiver is permitted by Lessee's insurers and does not prejudice the insurance required to be carried by Lessee under this Lease.

16.  LESSEE'S INSURANCE.
     ------------------

     a. Lessee shall, at Lessee's expense, obtain and keep in force during the Term a policy of comprehensive general liability insurance, including the broad form endorsement, insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy, maintenance, repair or improvement of the Premises and all areas appurtenant thereto. Such insurance shall provide single limit liability coverage of not less than four million dollars ($4,000,000.00) per occurrence for bodily injury or death and property damage. Such insurance shall include Lessor as an additional insured, shall provide that Lessor, although an additional insured, may recover for any loss suffered by Lessor or Lessor's agents by reason of Lessee's or Lessee's Agent's negligence. All such insurance shall specifically insure Lessee's performance of the indemnity and hold harmless agreements contained in Article 14 above although Lessee's obligations pursuant to Article 14 shall not be limited to the amount of any insurance required of or carried by Lessee under this Article 16 and Lessee is responsible for ensuring that the amount of liability insurance carried by Lessee is sufficient for Lessee's purposes. Lessee may carry said insurance under a blanket policy, providing however, said insurance by Lessee shall name Lessor as an additional insured.

     b. Lessee acknowledges and agrees that insurance coverage carried by Lessor will not cover Lessee's property within the Premises or within the Building. Lessee shall, at Lessee's expense, obtain and keep in force during the Term a policy of "All Risk" property insurance, including without limitation, coverage, for earthquake and flood; boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief; and demolition, increased cost of construction and contingent liability from changes in building laws on all leasehold improvements installed in the Premises by Lessee at its expense (if any), and on all equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises, including improvements or fixtures hereinafter constructed or installed on the Premises. Such insurance shall be in an amount equal to the full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the Standard ISO All Risk form, when such form is supplemented with the coverage required above.

     c. If Lessee fails to procure and maintain any insurance required to be procured and maintained by Lessee pursuant to this Lease, Lessor may, but shall not be required to, procure and maintain all or any portion of the same, at the expense of Lessee. Lessor's election pursuant to this subsection 16.c. procure and maintain all or any portion of the insurance which Lessee fails to procure and maintain is acknowledged by Lessee to be for Lessor's sole benefit. Lessee acknowledges that any insurance procured and maintained by Lessor pursuant to this subsection 16.c. may not be sufficient to adequately protect Lessee. Any personal property insurance procured and maintained by Lessor for Lessee's equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises, including improvements or fixtures hereinafter constructed or installed on the Premises, may not sufficiently cover the replacement cost thereof. Any insurance procured and maintained by Lessor pursuant to this subsection 16.c. may provide for less coverage than is required to be maintained by Lessee pursuant to this Lease. Lessee acknowledges and agrees that Lessee is and shall remain solely responsible for procuring insurance sufficient for Lessee's purposes, not withstanding the fact that Lessor has procured or maintained any insurance pursuant to this subsection 16.c. Any insurance required to be maintained by Lessee hereunder shall be in companies rated A X or better in "Best's Insurance Guide". Prior to occupancy of the Premises, Lessee shall deliver to Lessor copies of the policies of insurance required to be kept by Lessee hereunder, or certificates evidencing the existence and amount of such insurance, with evidence satisfactory to Lessor of payment of premiums. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Lessor.

17.  SERVICES AND UTILITIES.    Provided that Lessee is not in default
     ----------------------
hereunder, Lessor agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Lessor in its reasonable discretion, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting, water, heat, air-conditioning and elevator service which are required in Lessor's good faith judgment for the comfortable use and occupation of the Premises. See Addendum 6 attached hereto. During recognized business days for the Building, and subject to the reasonable rules and regulations of the Building and Project, Lessor shall furnish to the Premises and the Common Areas, janitorial service, window washing, fluorescent tube replacement and toilet supplies; provided, however, Lessor shall not be required to provide janitorial services for any portion of the Premises to the extent required as a result of the preparation or consumption of food or beverages (provided that nothing in this paragraph shall be construed as a consent by Lessor to the preparation or consumption of such food or beverages unless otherwise expressly provided elsewhere in this Lease). Lessor shall also maintain and keep lighted during such hours the common stairs, common entries and toilet rooms in the Building. Lessor shall not be liable for, and Lessee shall not be entitled to, any reduction of Rentals by reason of Lessor's failure to furnish any of the foregoing when such failure is caused by casualty, Act of God, accident, breakage except to the extent caused by Lessor's active negligence or willful misconduct, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Lessor. See Addendum 7 attached hereto. Lessor shall not be liable under any circumstances for injury to or death of or loss or damage to persons or property or damage to Lessee's business, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Lessor reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Lessee to Lessor upon demand by Lessor as additional rent.

     Lessee will not, without the prior written consent of Lessor, use or permit the use of any apparatus or device in or upon the Premises, including, but without limitation thereto, machines using in excess of 120 volts, which will in any way increase the amount of gas, electricity or water usually furnished or supplied for the use of the Premises as general office space; nor will Lessee connect or permit connection with electric current, gas or water supply lines, except (in the case of electric current) through existing gas lines or electrical outlets in the Premises, any apparatus or device for the purpose of using gas, electric current or water. If Lessee requires water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Lessee shall first procure the written consent of Lessor, which Lessor may refuse, to the use thereof and Lessor may cause a water or gas meter or electric current meter to be installed in the Premises so as to measure the amount of water, gas and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Lessee and Lessee agrees to pay to Lessor, as additional rent, promptly upon demand therefor by Lessor for all such water, gas and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water, gas and electric current so consumed. If a separate meter is not installed, such excess cost for such water, gas and electric current will be conclusively established by an estimate made by a utility company or electrical engineer selected by Lessor.

18.  RULES AND REGULATIONS.  Lessee shall faithfully observe and comply with the
     ---------------------
rules and regulations that Lessor shall from time to time promulgate for the Building and the Project. Lessor reserves the right from time to time to make all reasonable modifications to said rules and regulations. The additions and modifications to these rules and regulations shall be binding upon Lessee upon delivery of a copy of them to Lessee. Lessor shall not be responsible to Lessee for the non-performance of any said rules by any other tenants or occupants. The current "Rules & Regulations" are attached hereto as Exhibit "D".

19.  HOLDING OVER.  If Lessee remains in possession of the Premises or any part
     ------------
thereof after the expiration of the Term, with the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a Base Rent in the amount of one hundred fifty percent (150%) of the Base Rent in effect immediately preceding such expiration, plus all other rental charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy. In such case, either party may thereafter terminate this Lease at any time upon giving not less than thirty (30) days written notice to the other party. For any possession of the Premises after the Lease Expiration without Lessor's consent, Lessee shall be liable for all detriment proximately caused by Lessee's possession, including without limitation, attorneys' fees, costs and expenses, claims of any succeeding tenant founded on Lessee's failure to vacate and for payment to Lessor of the fair market rental value for the Base Rent for the Premises, together with such other Rentals provided in this Lease to the date Lessee actually vacates the Premises, and such other remedies as are provided by law, in equity or under this Lease, including without limitation punitive damages recoverable under California Code of Civil Procedure Section 1174.

20.  ENTRY BY LESSOR.  Lessor reserves and shall at any and all reasonable times
     ---------------
have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Lessor to Lessee hereunder, to submit said Premises to prospective purchasers, mortgagees, lenders or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building that Lessor may deem necessary or desirable, without any abatement of Rentals, and may for such purposes erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, providing that the entrance to the Premises shall not be unreasonably blocked thereby, and further providing that the business of the Lessee shall not be interfered with unreasonably due to negligent act or omission of Lessor. Lessee hereby waives any claim for damages or for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other damage or loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safes and files, and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency in order to obtain entry to the Premises, without liability to Lessee except for any failure to exercise due care for Lessee's property under the circumstances of each entry. Any entry to the Premises obtained by Lessor by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof. If Lessee has removed substantially all of Lessee's property from the Premises, Lessor may, without abatement of Rentals, enter the Premises for alteration, renovation or decoration during the last thirty (30) days of the Term. With respect to any entry by Lessor into the Premises, Lessor shall be liable to Lessee solely for physical damage caused to Lessee's personal property located within the Premises to the extent such damage is caused by Lessor's active negligence or willful misconduct, and only with respect to an entry in an non-emergency situation. In no event shall Lessor have any liability to Lessee for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other damage or loss occasioned hereby.

21.  RECONSTRUCTION.  If the Premises are damaged and rendered substantially
     --------------
untenantable, or if the Building is damaged (regardless of damage to the Premises) or destroyed, Lessor may, within ninety (90) days after the casualty, notify Lessee of Lessor's election not to repair, in which event this Lease shall terminate at the expiration of the sixtieth (60th) day. If Lessor elects to repair the damage or destruction, this Lease shall remain in effect and the then current Base Rent and Lessee's Percentage Share of Excess Expenses shall be proportionately reduced during the period of repair. The reduction shall be based upon the extent to which the making of repairs interferes with Lessee's business conducted in the Premises, as reasonably determined by Lessor. All other Rentals due hereunder shall continue unaffected, and Lessee shall have no claim against Lessor for compensation for inconvenience or loss of business during any period of repair or reconstruction. Lessee shall continue the operation of its business on the Premises during any period of reconstruction or repair to the extent reasonably practicable from the standpoint of prudent business management. Upon Lessor's election to repair, Lessor shall diligently repair the damage to the extent of insurance proceeds available to Lessor. Lessor shall not be required to repair or replace, whether injured or damaged by fire or other cause, any items required to be insured by Lessee under this Lease including Lessee's fixtures, equipment, merchandise, personal property, inventory, panels, decoration, furniture, railings, floor covering, partitions or any other improvements, alterations, additions, or property made or installed by Lessee to the Premises, and Lessee shall be obligated to promptly rebuild or restore the same to the same condition as they were in immediately before the casualty. Lessee hereby waives all claims for loss or damage to the foregoing. Lessee waives any rights to terminate this Lease if the Premises are damaged or destroyed, including without limitation any rights pursuant to the provisions of Subdivision 2 of Section 1932 and Subdivision 4 of Section 1933 of the Civil Code of California, as amended from time to time, and the provisions of any similar law hereinafter enacted. If the Lease is terminated by Lessor pursuant to this Article 2l, the unused balance of the Security Deposit and any Rentals unearned as of the effective date of termination shall be refunded to Lessee. Lessee shall pay to Lessor any Rentals or other charges due Lessor under the Lease, prorated as of the effective date of termination. Notwithstanding anything to the contrary in the foregoing, if the damage is due to the fault or neglect of Lessee, or Lessee's Agents, there shall be no abatement of Base Rent or any other Rentals.

     Notwithstanding the foregoing, if less than thirty-three percent (33%) of the Rentable Area of the Building is damaged from an insured casualty and the insurance proceeds actually available to Lessor for reconstruction (net of costs to recover such proceeds and after all claimants thereto including lienholders have been satisfied or waive their respective claims) ("Net Insurance Proceeds") are sufficient to completely restore the Building, Lessor agrees to make such reparations and continue this Lease in effect. If, upon damage of less than thirty-three percent (33%) of the Rentable Area of the Building there are not sufficient insurance proceeds actually available to allow Lessor to completely restore the Building, Lessor shall not be obligated to repair the Building and the provisions of the first paragraph of this Article shall control.

     Lessee shall not be entitled to any compensation or damages from Lessor for loss of the use of the whole or any part of the Premises, or for any damage to Lessee's business, or any inconvenience or annoyance occasioned by such damage, or by any repair, reconstruction or restoration by Lessor, or by any failure of Lessor to make any repairs, reconstruction or restoration under this Article or any other provision of this Lease.

22.  DEFAULT.  The occurrence of any one or more of the following events shall
     -------
constitute a material default and breach of this Lease by Lessee:

     a. Lessee's failure to pay when due Base Rent or any other Rentals or other sums payable hereunder;

     b. Lessee's failure to occupy and use the Premises for thirty (30) consecutive days, which failure shall deem an abandonment of the Premises by Lessee.

     c. Commencement, and continuation for at least thirty (30) days, of any case, action, or proceeding by, against, or concerning Lessee, or any guarantor of Lessee's obligations under this Lease ("Guarantor"), under any federal or state bankruptcy, insolvency, or other debtor's relief law, including without limitation, (i) a case under Title II of the United States Code concerning Lessee, or a Guarantor, whether under Chapter 7, 11, or 13 of such Title or under any other Chapter, or (ii) a case, action, or proceeding seeking Lessee's or a Guarantor's financial reorganization or an arrangement with any of Lessee's or a Guarantor's creditors;

     d. Voluntary or involuntary appointment of a receiver, trustee, keeper, or other person who takes possession for more than thirty (30) days of substantially all of Lessee's or a Guarantor's assets, or of any asset used in Lessee's business on the Premises, regardless of whether such appointment is as a result of insolvency or any other cause;

     e. Execution of an assignment for the benefit of creditors of substantially all assets of Lessee or a Guarantor available by law for the satisfaction of judgment creditors;

     f. Commencement of proceedings for winding up or dissolving (whether voluntary or involuntary) the entity of Lessee or a Guarantor, if Lessee or such Guarantor is a corporation or a partnership;

     g. Levy of a writ of attachment or execution on Lessee's interest under this Lease, if such writ continues for a period of ten (10) days;

     h. Any Transfer or attempted Transfer of this Lease by Lessee contrary to the provisions of Article 13 above; or

     i. With respect to any report that Lessee is required to submit hereunder, the submission by Lessee of any false report;

     j. The use or occupancy of the Premises for any use or purpose not specifically allowed by the terms of this Lease; or

     k. Breach by Lessee of any material term, covenant, condition, warranty, or provision contained in this Lease or of any other obligation owing or due to Lessor other than as described in subsections 22.a., b., c., d., e., f., g., or
h. of this Article 22, where such failure shall continue for the period specified in this Lease or if no such period is specified, for a period of thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty
(30) days are reasonably required for its cure, Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion, and if Lessee provides Lessor with such security as Lessor may require to fully compensate Lessor for any loss or liability to which Lessor might be exposed.

23.  REMEDIES UPON DEFAULT.   Upon any default or breach by Lessee, at any time
     ---------------------
thereafter, with or without notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have hereunder or otherwise at law or in equity by reason of such default or breach Lessor may do the following:

     a.   Termination of Lease.  Lessor may terminate this Lease or Lessee's
          --------------------
right to possession of the Premises by notice to Lessee or any other lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee:

          (i) The worth at the time of award of the unpaid Rentals which had been earned at the time of termination;

          (ii) The worth at the time of award of the amount by which the unpaid Rentals which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

          (iii) The worth at the time of award (computed by discounting at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid Rentals for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and

          (iv) Any other amounts necessary to compensate Lessor for detriment proximately caused by the default by Lessee or which in the ordinary course of events would likely result, including without limitation the reasonable costs and expenses incurred by Lessor for:

                 (A) Retaking possession of the Premises;

                 (B) Cleaning and making repairs and alterations (including installation of leasehold improvements, whether or not the same shall be funded by a reduction of rent, direct payment or otherwise) necessary to return the Premises to good condition and preparing the Premises for reletting;

                 (C) Removing, transporting, and storing any of Lessee's property left at the Premises (although Lessor shall have no obligation to remove, transport, or store any of the property);

                 (D) Reletting the Premises, including without limitation, brokerage commissions, advertising costs, and attorneys' fees;

                 (E) Attorneys' fees, expert witness fees and court costs;

                 (F) Any unamortized real estate brokerage commissions paid in connection with this Lease; and

                 (G) Costs of carrying the Premises, such as repairs, maintenance, taxes and insurance premiums, utilities and security precautions, if any.

     The "worth at the time of award" of the amounts referred to in Articles 23.a.(i) and 23.a.(ii) is computed by allowing interest at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the 25th day of the month immediately preceding the default by Lessee, on advances to member banks under Section 13 and 13(a) of the Federal Reserve Act, as not in effect or hereafter from time to time amended (the "Stipulated Rate"). The computation of the amount of rental loss that could be or could have been reasonably avoided by Lessor pursuant to California Civil Code section 1951.2 shall take into account the use restrictions set forth in Article 8.a. above except to the extent that Lessee proves that under all circumstances the enforcement of the use restriction would be unreasonable.

     b.   Continuation of Lease.  Lessor may continue this Lease in full force
          ---------------------
and effect, and the Lease shall continue in effect as long as Lessor does not terminate Lessee's right to possession, and Lessor shall have the right to enforce all rights and remedies under this Lease including the right to collect all Rentals when due. During the period Lessee is in default, Lessor can enter the Premises and relet them, or any part of them, to third parties for Lessee's account. Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises, including without limitation, those items outlined in subsections a.(i) through a.(iv) of this Article 23, and other like costs. Reletting can be for a period shorter or longer than the remaining Term. Lessee shall pay to Lessor all Rentals due under this Lease on the date the Rentals are due, less the rent Lessor receives from any reletting. No act by Lessor allowed by this paragraph shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease. The use restriction provided in Article 8.a. above shall apply to Lessor's remedies under California Civil Code section 1951.4 except to the extent that Lessee proves that under all circumstances enforcement of the use restriction would be unreasonable.

     c.   Other Remedies.  Lessor may pursue any other remedy now or hereafter
          --------------
available to Lessor under the laws or judicial decisions of the State in which the Premises are located.

     d.   General.  The following shall apply to Lessor's remedies:
          -------

          (i) No entry upon or taking of possession of the Premises or any part thereof by Lessor, nor any letting or subletting thereof by Lessor for Lessee, nor any appointment of a receiver, nor any other act of Lessor, whether acceptance of keys to the Premises or otherwise, shall constitute or be construed as an election by Lessor to terminate this Lease or Lessee's right to possession of the Premises unless a written notice of such election be given to Lessee by Lessor.

          (ii) If Lessor elects to terminate this Lease or Lessee's right to possession hereunder, Lessee shall surrender and vacate the Premises in broom-clean condition, and Lessor may re-enter and take possession of the

                                      -16

Premises and may eject all parties in possession or eject some and not others or ???? none. Any personal property of or under the control of Lessee remaining on the Premises at the time of such re-entry may be considered and treated by Lessor as abandoned.

          (iii) Termination of this Lease or Lessee's right to possession by Lessor shall not relieve Lessee from any liability to Lessor under any provision of this Lease providing for any indemnification of Lessor by Lessee. Lessee shall indemnify Lessor for all personal injuries and property damage arising out of Lessee's use or occupancy of the Premises or any acts or omissions of Lessee or Lessee's Agents.

24.  EMINENT DOMAIN.  If more than twenty-five percent (25%) of the area of the
     --------------
Premises is taken or appropriated for any public or quasi-public use under the power of eminent domain, or conveyed in lieu thereof, either party hereto shall have the right, at its option, to terminate this Lease by written notice to the other party given within ten (10) days of the date of such taking, appropriation or conveyance, and Lessor shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made (the "Award") in connection with such public or quasi-public use or purpose, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease. If any part of the Building or the Project other than the Premises may be so taken, appropriated or conveyed, Lessor shall have the right at its option to terminate this Lease, and in any such event Lessor shall be entitled to the entire Award whether or not this Lease is terminated. If this Lease is terminated as provided above: (i) the termination shall be effective as of the date upon which title to the Premises, the Building, the Project, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; (ii) Lessor shall refund to Lessee any prepaid but unearned Rentals and the unused balance of the Security Deposit; and (iii) Lessee shall pay to Lessor any Rentals or other charges due Lessor under the Lease, prorated as of the date of taking.

     If less than twenty-five percent (25%) of the Premises is so taken, appropriated or conveyed, or more than twenty-five percent (25%) thereof is so taken, appropriated or conveyed and neither party elects to terminate as herein provided, (i) Lessee shall receive from the Award that portion of the Award attributable to trade fixtures of Lessee to the extent the Award is not payable to the beneficiary or mortgagee of a deed of trust or mortgage affecting the Building containing the Premises and Lessor shall receive the balance of the Award; and (ii) the Rental thereafter to be paid hereunder for the Premises shall be reduced in the same ratio that the percentage of the area of the Premises so taken, appropriated or conveyed bears to the total area of the Premises immediately prior to the taking, appropriation or conveyance. In addition, if any rentable area in the Building containing the Premises is so taken, appropriated or conveyed and this Lease is not terminated by Lessor, Lessee's Percentage Share of Excess Expenses shall be adjusted pursuant to
Article 7.

     Notwithstanding this Article 24 above, upon a temporary taking of all or any portion of the Premises, the Lease shall remain in effect and Lessee shall continue to pay and be liable for all Rentals under this Lease. Upon such temporary taking, Lessee shall be entitled to any Award for the temporary use of the portion of the Premises taken which is attributable to the period prior to the date of Lease Termination, and Lessor shall be entitled to any portion of the Award for such use attributable to the period after Lease Termination. As used in this paragraph, a temporary taking shall mean a taking for a period of one year or less and does not include a taking which is to last for an indefinite period and/or which will terminate only upon the happening of a specified event unless it can be determined at the time of the taking when such event will occur.

25.  OFFSET STATEMENT.  Lessee shall at any time and from time to time within
     ----------------
ten (10) days following request from Lessor execute, acknowledge and deliver to Lessor a statement in writing, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor hereunder, or specifying such defaults if any are claimed, (iii) certifying the date Lessee entered into occupancy of the Premises and that Lessee is open and conducting business at the Premises, (iv) certifying the date to which Rentals and other charges are paid in advance, if any, (v) evidencing the status of this Lease as may be required either by a lender making a loan affecting or a purchaser of the Premises, or part of the Project from Lessor, (vi) warranting that if any beneficiary of any security instrument encumbering the Premises forecloses on the security instrument, such beneficiary shall not be liable for the Security Deposit, (vii) certifying that all improvements to be constructed on the Premises by Lessor are substantially completed, except for any punch list items which do not prevent Lessee from using the Premises for its intended use, and (viii) certifying such other matters relating to this Lease and/or the Premises as may be requested by a lender making a loan to Lessor or a purchaser of the Premises, or any part of the Project from Lessor. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Project, or any interest therein. Lessee shall, within ten (10) days following request of Lessor, deliver such other documents including Lessee's financial statements as are reasonably requested in connection with the sale of, or loan to be secured by, any portion of the Project, or any interest therein.

26.  PARKING.  Lessee shall have the right to use the number of non-exclusive
     -------
parking spaces located within the Project as designated in Article 1.l., subject to Lessor's right to relocate such parking area from time to time. Use of all parking spaces shall be subject to rules and regulations established by Lessor which may be altered at any time and from time to time during the Term. The location of all parking spaces may be designated from time to time by Lessor. Neither Lessee nor Lessee's Agents shall at any time use more parking spaces than the number so allocated to Lessee or park or permit the parking of their vehicles in any portion of the Parcel not designated by Lessor as a non-exclusive parking area. Lessee and Lessee's Agents shall not have the exclusive right to use any specific parking space, except as expressly stated in this
Article 26.

     Notwithstanding the number of parking spaces designated for Lessee's non-exclusive use, in the event by reason of any rule, regulation, order, law, statute or ordinance of any governmental or quasi-governmental authority relating to or affecting parking on the Parcel, or any cause beyond Lessor's reasonable control, Lessor is required to reduce the number of parking spaces on the Parcel, Lessor shall have the right to proportionately reduce the number of Lessee's parking spaces and the non-exclusive parking spaces of other tenants of the Building. Lessor reserves the right in its absolute discretion: to determine whether parking facilities are becoming overcrowded and in such event to re-allocate parking spaces among Lessee and other tenants of the Project; to have any vehicles owned by Lessee or Lessee's Agents which are parked in violation of the provisions of this Article 26 or Lessor's rules and regulations relating to parking, towed away at Lessee's cost, after having given Lessee reasonable notice. In the event Lessor elects or is required by any law to limit or control parking on the Parcel, by validation of parking tickets or any other method, Lessee agrees to participate in such validation or other program under such reasonable rules and regulations as are from time to time established by Lessor. Lessor shall have the right to close all or any portion of the parking areas at reasonable times for any purpose, including, without limitation, the prevention of a dedication thereof, or the accrual of rights in any person or the public therein. Employees of Lessee shall be required to park in areas designated for employee parking, if any. The parking areas shall not be used by Lessee or Lessee's Agents for any purpose other than the parking of motor vehicles and the ingress and egress of pedestrians and motor vehicles.

27.  AUTHORITY.  If Lessee is a corporation (or partnership), each individual
     ---------
executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation (or on behalf of said partnership in accordance with the partnership agreement of such partnership) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Lessee is a corporation, Lessee shall, upon execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease. If Lessee fails to deliver such resolution to Lessor upon execution of this Lease, Lessor shall not be deemed to have waived its right to require delivery of such resolution, and at any time during the Term Lessor may request Lessee to deliver the same, and Lessee agrees it shall thereafter promptly deliver such resolution to Lessor. If Lessee is a corporation, Lessee hereby represents, warrants, and covenants that
(i) Lessee is a valid and existing corporation; (ii) Lessee is qualified to do business in California; (iii) all fees and all franchise and corporate taxes of Lessee are paid to date, and will be paid when due; (iv) all required forms and reports will be filed when due; and (v) the signers of this Lease are properly authorized to execute this Lease on behalf of Lessee and to bind Lessee hereto.

28.  SURRENDER OF PREMISES.
     ---------------------

     a.   Condition of Premises.  Lessee shall, upon Lease Termination,
          ---------------------
surrender the Premises broom clean, trash free, and in good condition, reasonable wear and tear, and insured casualties to the extent of Net Insurance Proceeds recovered by Lessor, alone excepted. By written notice to Lessee, Lessor may elect to cause Lessee to remove from the Premises or cause to be removed, at Lessee's expense, any logos, signs, notices, advertisements or displays placed on the Premises by Lessee. If the Premises are not so surrendered as required by this Article 28, Lessee shall indemnify Lessor from any loss or liability resulting from Lessee's failure to comply with the provisions of this Article 28, including, without limitation, any claims made by any succeeding tenant or losses to Lessor due to lost opportunities to lease to succeeding tenants.

     b.   Removal of Personal Property.  Lessee shall remove all its personal
          ----------------------------
property from the Premises upon Lease Expiration or sooner termination, and shall immediately repair all damage to the Premises, Building and Common Area caused by such removal. Any personal property remaining on the Premises after Lease expiration or sooner termination may be packed, transported, and stored at a public warehouse at Lessee's expense. If after Lease Expiration or sooner termination and, within ten (10) days after written demand by Lessor, Lessee fails to remove Lessee's personal property or, if removed by Lessor, fails to pay the removal expenses, the personal property may be deemed abandoned property by Lessor and may be disposed of as Lessor deems appropriate. Lessee shall repair any damage to the Premises caused by or in connection with the removal of any personal property, including without limitation, the floor and patch and paint the walls, when required by Lessor, to Lessor's reasonable satisfaction, all at Lessee's sole cost and expense. The provisions of this Article 28 shall survive Lease Termination.

29.  LESSOR DEFAULT AND MORTGAGEE PROTECTION.  Lessor shall not be in default
     ---------------------------------------
under this Lease unless Lessee shall have given Lessor written notice of the breach, and, within thirty (30) days after notice, Lessor has not cured the breach or, if the breach is such that it cannot reasonably be cured under the circumstances within thirty (30) days, has not commenced diligently to prosecute the cure to completion. Any money judgment obtained by Lessee based upon Lessor's breach of this Lease shall be satisfied only out of the proceeds of the sale or disposition of Lessor's interest in the Building in which the premises are located (whether by Lessor or by execution of judgment). Upon any default by Lessor under this Lease, Lessee shall give notice by registered mail to any beneficiary or mortgagee of a deed of trust or mortgage encumbering the Premises, and/or any portion of the Project, whose address shall have been furnished to it, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises, and/or Project, or any portion thereof, by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

30.  RIGHTS RESERVED BY LESSOR.  Lessor shall have the exclusive right in its
     -------------------------
sole discretion, without abatement of Rentals and without limiting Lessor's other rights under this Lease, to (i) designate the name, address, or other designation of the Building and/or Project, without notice or liability to Lessee; (ii) close entrances, doors, corridors, elevators, escalators or other Building facilities or temporarily abate their operation; (iii) change or revise the business hours of the Building in effect at the time of the commencement date of the lease unless mandated by governmental authority; (iv) expand, suspend, close, eliminate, adjust, or replace any portion of any

                                      -18

Project, or any services within any portion of the Project; (v) grant the use of the Exterior Common Area to other improvements located on the Parcel; and/or
(vi) place limitations on the parking rights of Lessee pursuant to Article 26.

31.  PLATS AND RIDERS.  Clauses, plats and riders, if any, signed by the Lessor
     ----------------
and the Lessee and endorsed on or affixed to this Lease are a part hereof.

32.  WAIVER.  No covenant, term or condition in this Lease or the breach thereof
     ------
shall be deemed waived, except by written consent of the party against whom the waiver is claimed. Any waiver of the breach of any covenant, term or condition herein shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Lessor of any performance by Lessee after the time the same shall have become due shall not constitute a waiver by Lessor of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Lessor in writing. The acceptance by Lessor of any sum less than that which is required to be paid by Lessee shall be deemed to have been received only on account of the obligation for which it is paid (or for which it is allocated by Lessor, in Lessor's absolute discretion, if Lessee does not designate the obligation as to which the payment should be credited), and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in a letter of transmittal. Lessor's efforts to mitigate damages caused by any default by Lessee shall not constitute a waiver of Lessor's right to recover damages for any default by Lessee. No custom or practice which may arise between the parties hereto in the administration of the terms hereof shall be construed as a waiver or diminution of Lessor's right to demand performance by Lessee in strict accordance with the terms of this Lease.

33.  NOTICES.  All notices, consents and demands which may or are to be
     -------
required or permitted to be given by either party to the other hereunder shall be in writing. All notices, consents and demands by Lessor to Lessee shall be personally delivered or sent by United States Mail, postage prepaid, addressed to Lessee as designated in Article 1.m., or to such other place as Lessee may from time to time designate in a notice to Lessor pursuant to this Article 33. All notices and demands by Lessee to Lessor shall be personally delivered or sent by United States Mail, postage prepaid, addressed to Lessor as designated in Article 1.m., or to such other person or place as Lessor may from time to time designate in a notice to Lessee pursuant to this Article 33. Mailed notices shall be deemed delivered twenty-four (24) hours after deposit in the United States mail as required by this Article 33. Notwithstanding the foregoing, any legal notices required to be sent by one party to the other (including, without limitation, a notice pursuant to California Code of Civil Procedure Section
1161) shall be delivered in the manner required by law.

34.  JOINT OBLIGATIONS.  If Lessee consists of more than one person or entity,
     -----------------
the obligations of each Lessee under this Lease shall be joint and several.

35.  MARGINAL HEADINGS.  The captions of paragraphs and articles of this Lease
     -----------------
are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

36.  TIME.  Time is of the essence of this Lease and each and all of its
     ----
provisions in which performance is a factor except as to the delivery of possession of the Premises to Lessee.

37.  SUCCESSORS AND ASSIGNS.  The covenants and conditions herein contained,
     ----------------------
subject to the provisions of Article 13, apply to and bind the heirs, successors, executors, administrators, legal representatives and assigns of the parties hereto.

38.  RECORDATION.  Upon request by Lessor, Lessee shall execute and acknowledge
     -----------
a short form of this Lease in form for recording which may be recorded at Lessor's election. Lessee shall not record this Lease or a short form or memorandum hereof without the prior written consent of Lessor.

39.  QUIET POSSESSION.  Upon Lessee paying the Rentals reserved hereunder and
     ----------------
observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire Term, subject to all the provisions of this Lease and subject to any ground or underlying leases, mortgages or deeds of trust now or hereafter affecting the Premises or the Building and the rights reserved by Lessor hereunder.

40.  LATE CHARGES; ADDITIONAL RENT AND INTEREST.
     ------------------------------------------

     a.   Late Charges.   Lessee acknowledges that late payment by Lessee to
          ------------
Lessor of Rentals or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which are impracticable or extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any mortgage or trust deed covering the Premises or any part of the Project. Accordingly, if any installment of Rentals or any other sum due from Lessee is not received by Lessor or Lessor's designee within five (5) business days after the due date, then Lessee shall pay to Lessor, in each case, a late charge equal to ten percent (10%) of such overdue amount provided, however, that on the first two (2) occasions during any calendar year of the Term. Landlord shall give Tenant written notice of such late payment and Tenant shall have a period of five (5) business days thereafter in which to make such payment to Landlord before such late charge is assessed. The parties agree that such late charge represents a fair and reasonable estimate of the cost that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charges by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of its other rights and remedies under this Lease.

     b.   Rentals, Additional Rent and Interest.  All taxes, charges, costs,
          -------------------------------------
expenses, and other amounts which Lessee is required to pay hereunder, including without limitation Lessee's Percentage Share of Excess Expenses, and all interest and charges (including late charges) that may accrue thereon upon Lessee's failure to pay the same and all damages, costs and expenses which Lessor may incur by reason of any default by Lessee shall be deemed to be additional rent hereunder. Upon nonpayment by Lessee of any additional rent, Lessor shall have all the rights and remedies with respect thereto as Lessor has for the nonpayment of Base Rent. The term "Rentals" as used in this Lease is Base Rent and all additional rent. Any payment due from Lessee to Lessor, including but not limited to Base Rent and all additional rent shall bear interest from the thirtieth (30th) day after the same is due until paid, at an annual rate equal to the maximum rate that Lessor is allowed to contract for by law. Payment of such interest shall not excuse or cure any default by Lessee. In addition, Lessee shall pay all costs and attorneys' fees incurred by Lessor in collection of such amounts. All Rentals and other moneys due under this Lease shall survive the Lease Termination. Interest on Rentals past due as provided herein shall be in addition to the late charges levied pursuant to 40.a. above. All Rentals shall be paid to Lessor, in lawful money of the United States of America which shall be legal tender at the time of payment, at the address of Lessor a provided herein, or to such other person or at such other place as Lessor may from time to time designate in writing. If at any time during the Term Lessee pays any Rentals for insufficient funds, Lessor shall have the right, in addition to any other rights or remedies Lessor may have hereunder, to require that Rentals thereafter be paid in cash or by cashier's or certified check.

41.  PRIOR AGREEMENTS.  This Lease contains all of the agreements of the parties
     ----------------
hereto with respect to the Premises, this Lease or any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on Lessor until fully executed by Lessor.

42.  INABILITY TO PERFORM.  This Lease and the obligations of the Lessee
     --------------------
hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, Acts of God, or any other cause, similar or dissimilar, beyond the reasonable control of the Lessor.

43.  ATTORNEYS' FEES.  If either party to this agreement shall bring an action
     ---------------
to interpret or enforce this agreement or for any relief against the other, including, but not limited to, declaratory relief or a proceeding in arbitration, the losing party shall pay to the prevailing party a reasonable sum for attorney's fees, expert witness fees and other costs incurred in such action or proceeding. Additionally, the prevailing party shall be entitled to all additional attorney's fees and costs incurred in enforcing and collecting any such judgment or award. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney's fees and costs incurred in enforcing such award or judgment.

44.  SALE OF PREMISES BY LESSOR/ LIMITATION OF LIABILITY.  Upon a sale or
     ---------------------------------------------------
conveyance by the Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) of Lessor's interest in the Building other than a transfer for security purposes only, the Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be relieved, from and after the date of such transfer, of all obligations and liabilities accruing thereafter on the part of Lessor, provided that any funds in the hands of Lessor or the then grantor at the time of transfer and in which Lessee has an interest, less any deductions permitted by law or this Lease, shall be delivered to Lessor's successor. Following such sale or conveyance by Lessor or the then grantor, Lessee agrees to look solely to the responsibility of the successor-in-interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale or conveyance and Lessee agrees to attorn to the purchaser or assignee. If the Lessor herein is a limited partnership, it is understood and agreed that any claim by Lessee on Lessor shall be limited to the assets of the limited partnership, and furthermore, Lessee expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner.

45.  SUBORDINATION/ATTORNMENT.  This Lease, at Lessor's  option, shall be
     ------------------------
subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting any portion of the Project and to the lien of any mortgages or deeds of trust (including all advances thereunder, renewals, replacements, modifications, supplements, consolidations, and extensions thereof) in any amount or amounts whatsoever now or hereafter placed on or against any portion of the Project, or on or against Lessor's interest or estate therein, or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. Lessee covenants and agrees to execute and deliver upon demand and without charge therefor, such further instruments evidencing the subordination of this Lease to such ground or underlying leases and/or to the lien of any such mortgages or deeds of trusts as may be required by Lessor or a lender making a loan affecting the Project; provided that such mortgagee or beneficiary under such mortgage or deed of trust or lessor under such ground or underlying lease agrees in writing that so long as Lessee is not in default under this Lease, this Lease shall not be terminated in the event of any foreclosure or Lease Termination. Failure of Lessee to execute such instruments evidencing subordination of this Lease shall constitute a default by Lessee under this Lease. If any mortgagee, beneficiary or lessor elects to have this Lease prior to the lien of its mortgage, deed of trust or lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust or lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or lease or the date of the recording thereof.

     If any proceedings are brought to terminate any ground or underlying leases or for foreclosure, or upon the exercise of the power of sale, under any mortgage or deed of trust covering any portion of the Project, Lessee shall attorn to the lessor or purchaser upon any such termination, foreclosure or sale and recognize such lessor or purchaser as the Lessor under this Lease. So long as Lessee is not in default hereunder and attorns as required above, this Lease shall remain in full force and effect for the full term hereof after any such termination, foreclosure or sale.

46.  NAME.  Lessee shall not use any name, picture or representation of the
     ----
Building or Project for any purpose other than as an address of the business to be conducted by the Lessee in the Premises.

47.  SEVERABILITY.    Any provision of this Lease which proves to be invalid,
     ------------
void or illegal shall in no way affect, impair or invalidate any other provision of this Lease and all such other provisions shall remain in full force and effect; however, if Lessee's obligation to pay the Rentals is determined to be invalid or unenforceable, this Lease shall terminate at the option of Lessor.

48.  CUMULATIVE REMEDIES.  Except has otherwise expressly provided in this
     -------------------
Lease, no remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

49.  CHOICE OF LAW.  This Lease shall be governed by the laws of the State of
     -------------
California.

50.  SIGNS.  Lessee shall not inscribe, paint, affix or place any sign, awning,
     -----
canopy, advertising matter, decoration or lettering upon any portion of the Premises, including, without limitation, any exterior door, window or wall, without Lessor's prior written consent. At no additional expense to Lessee, Lessor shall provide Building standard suite signs and directory strips.

51.  GENDER AND NUMBER.  Wherever the context so requires, each gender shall
     -----------------
include any other gender, and the singular number shall include the plural and vice-versa.

52.  CONSENTS.  Whenever the consent of Lessor is required herein, the giving or
     --------
withholding of such consent in any one or any number of instances shall not limit or waive the need for such consent in any other or future instances. Any consent given by Lessor shall not be binding upon Lessor unless in writing and signed by Lessor or Lessor's agents. Notwithstanding any other provision of this Lease, where Lessee is required to obtain the consent of Lessor to do any act, or to refrain from the performance of any act, Lessee agrees that if Lessee is in default with respect to any term, condition, covenant or provision of this Lease, then Lessor shall be deemed to have acted reasonably in withholding its consent if said consent is, in fact, withheld.

53.  BROKERS.  Lessee warrants that it has had no dealing with any real estate
     -------
broker or agents in connection with the negotiation of this lease excepting only the broker or agent designated in Article 1.n., and that it knows of no other real estate broker or agent who is entitled to or can claim a commission in connection with this Lease. Lessee agrees to indemnify and hold Lessor harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any alleged leasing commission or equivalent compensation alleged to be owing on account of Lessee's dealings with any real estate broker or agent.

54.  SUBSURFACE AND AIRSPACE.  This Lease confers on Lessee no rights either
     -----------------------
with respect to the subsurface of the Parcel or with regard to airspace above the top of the Building or above any paved or landscaped areas on the Parcel or Common Area and Lessor expressly reserves the right to use such subsurface and airspace areas, including without limitation the right to perform construction work thereon and in regard thereto. Any diminution or shutting off of light, air or view by any structure which may be erected by Lessor on those portions of the Parcel, Common Area and/or Building reserved by Lessor shall in no way affect this Lease or impose any liability on Lessor. Lessor shall have the exclusive right to use all or any portion of the roof, side and rear walls of the Premises and Building for any purpose. Lessee shall have no right whatsoever to the exterior of the exterior walls or the roof of the Premises or any portion of the Project outside the Premises except as provided in Article 55 of this Lease.

55.  COMMON AREA.  For purposes of the Lease, "Common Area" shall collectively
     -----------
mean the following:

     a.   Exterior Common Area.  That portion of the Parcel other than the land
          --------------------
comprising the property, and all facilities and improvements on such portion for the non-exclusive use of Lessee in common with other authorized users, including, but not limited to, vehicle parking areas, driveways, sidewalks, landscaped areas, and the facilities and improvements necessary for the operation thereof (the "Exterior Common Area"); and

     b.   Building Common Area.  That portion of the Building in which the
          --------------------
Premises are located, and all of the facilities therein, set aside by Lessor for the non-exclusive use of Lessee in common with other authorized users, including, but not limited to, entrances, lobbies, halls, atriums, corridors, toilets and lavatories, passenger elevators and service areas (the "Building Common Area").

     Subject to the limitations and restrictions contained in this Lease, and the Rules and Regulations, Lessor grants to Lessee and Lessee's Agents the nonexclusive right to use the Common Area in common with Lessor, Lessor's agent, tenants of the Building, other authorized users and their agents, subject to the provisions of this Lease. The right to use the Common Area shall terminate upon Lease Termination.

56.  LABOR DISPUTES.  If Lessee becomes involved in or is the object of a labor
     --------------
dispute which subjects the Premises or any part of the Project to any picketing, work stoppage, or other concerted activity which in the reasonable opinion of Lessor is in any manner detrimental to the operation of any part of the Project, or its tenants,

Lessor shall have the right to require Lessee, at Lessee's own expense and within a reasonable period of time specified by Lessor, to use Lessee's best efforts to either resolve such labor dispute or terminate or control any such picketing, work stoppage or other concerted activity to the extent necessary to eliminate any interference with the operation of the Projector its tenants. To the extent such labor dispute interferes with the performance of Lessor's duties hereunder, Lessor shall be excused from the performance of such duties and Lessee hereby waives any and all claims against Lessor for damages or losses in regard to such duties. If Lessee fails to use its best efforts to so resolve such dispute or terminate or control such picketing, work stoppage or other concerted activity within the period of time specified by Lessor, Lessor shall have the right to terminate this Lease. Nothing contained in this Article 56 shall be construed as placing Lessor in an employer-employee relationship with any of Lessee's employees or with any other employees who may be involved in such labor dispute. Lessee shall hold Lessor harmless and indemnify Lessor from any liability (including attorneys' fees) arising from any labor dispute in which Lessee is involved and which affects any part of the Project.

57.  CONDITIONS.  All agreements by Lessee contained in this Lease, whether
     ----------
expressed as covenants or conditions, shall be construed to be both covenants and conditions, conferring upon Lessor, upon breach thereof, the right to terminate this Lease.

58.  LESSEE'S FINANCIAL STATEMENTS.  Lessee hereby warrants that all financial
     -----------------------------
statements delivered by Lessee to Lessor prior to the execution of this Lease by Lessee, or that shall be delivered in accordance with the terms hereof, are or shall be at the time delivered true, correct, and complete, and prepared in accordance with generally accepted accounting principles. Lessee acknowledges and agrees that Lessor is relying on such financial statements in accepting this Lease, and that a breach of Lessee's warranty as to such financial statements shall constitute a default by Lessee.

59.  LESSOR NOT A TRUSTEE.  Lessor shall not be deemed to be a trustee of any
     --------------------
funds paid to Lessor by Lessee (or held by Lessor for Lessee) pursuant to this Lease. Lessor shall not be required to keep any such funds separate from Lessor's general funds or segregated from any funds paid to Lessor by (or held by Lessor for) other tenants of the Building. Any funds held by Lessor pursuant to this Lease shall not bear interest.

60.  MERGER.  The voluntary or other surrender of this Lease by Lessee, or a
     ------
mutual cancellation thereof, shall not work a merger, and shall, at the option of the Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

61.  NO PARTNERSHIP OR JOINT VENTURE.  Nothing in this Lease shall be construed
     -------------------------------
as creating a partnership or joint venture between Lessor, Lessee, or any other party, or cause Lessor to be responsible for the debts or obligations of Lessee or any other party.

62.  LESSOR'S RIGHT TO PERFORM LESSEE'S COVENANTS.  Except as otherwise
     --------------------------------------------
expressly provided herein, if Lessee fails at any time to make any payment or perform any other act on its part to be made or performed under this Lease, Lessor may upon ten (10) days written notice to Lessee, but shall not be obligated to, and without waiving or releasing Lessee from any obligation under this Lease, make such payment or perform such other act to the extent that Lessor may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Lessor and all penalties, interest and costs in connection therewith shall be due and payable by Lessee to Lessor as additional rent upon demand.

63.  PLANS.  Lessee acknowledges that any plan of the Project which may have
     -----
been displayed or furnished to Lessee or which may be a part of Exhibit "A" or Exhibit "B" is tentative; Lessor may from time to time change the shape, size, location, number, and extent of the improvements shown on any such plan and eliminate or add any improvements to the Project, in Lessor's sole discretion.

65.  WAIVER OF JURY.  LESSOR AND LESSEE HEREBY WAIVE THEIR RESPECTIVE RIGHT TO
     --------------
TRIAL BY JURY ON ANY CAUSE OF ACTION, CLAIM, COUNTER-CLAIM OR CROSS-COMPLAINT IN ANY ACTION, PROCEEDING AND/OR HEARING BROUGHT BY EITHER LESSOR AGAINST LESSEE OR LESSEE AGAINST LESSOR ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

66.  JOINT PARTICIPATION.  Lessor and Lessee hereby acknowledge that both
     -------------------
parties have been represented by counsel in connection with this Lease and that both parties have participated in the negotiation and drafting of all of the terms and provisions hereof. By reason of this joint participation no term or provision of this Lease will be construed against either party as the "drafter" thereof, which terms and provisions shall include, without limitation, Article 14 hereof.

IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LESSOR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTIONS RELATING THERETO.

              "LESSOR":  NORFOLK ATRIUM, a California limited partnership
                         By:  NAPA RIVER DEVCO, INC.,
                         a California corporation, its General Partner
                         By:  PROM MANAGEMENT GROUP, INC.,
                              a California corporation
                              D.B.A. Maxim Property Management
                              as Agent for Owner



                         By:     /s/ John H. Pringle
                            -------------------------------
                                 John H. Pringle
                         Title:  Senior Vice President
                                ---------------------------

Address:                 Dated:   2-14-96
                                ---------------------------
2600 Campus Drive, Suite 200
San Mateo, California 94430


              "LESSEE":  MACROMEDIA, INC.,
                         a California corporation



                         By: /s/ Philip Johnson
                             -------------------------
                         Title:  V.P. Operations & CFO
                                -----------------------
Address:                 Dated:      2/12/96
                                ----------------------
Macromedia, Inc.,
---------------------------
1900 South Norfolk Street
---------------------------
Suite 115
---------------------------
San Mateo, CA 94403
---------------------------

                            ALL-PURPOSE CERTIFICATE

State of California

County of San Francisco

On Feb. 12, 1996 before me, Stella M. Uyeno (here insert name and title of the officer), personally appeared Richard B. Wood, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Stella M. Uyeno           (Seal)
         ----------------------


                                                    [SEAL APPEARS HERE]

                               ADDENDA TO LEASE
                               ----------------

These Addenda to Lease are made by and between NORFOLK ATRIUM, a California limited partnership (hereinafter referred to as "Lessor"), and Macromedia, Inc., a California corporation (hereinafter referred to as "Lessee"), who agree as set forth herein.


ADDENDUM 1:
----------

     Lease Commencement Date. The Commencement Date of this Lease shall be the
     -----------------------
date that Lessor delivers possession of the Premises to Lessee. The anticipated Commencement Date (the "Anticipated Commencement Date") is June 1, 1996.

     The obligation of Lessee to pay rent, including Base Rent and all other sums due hereunder, will commence on the date which is the earlier of: (i) sixty
(60) days following the Commencement Date, or (ii) the date upon which Lessee commences to do business in the Premises (the "Rent Start Date").

     Lease Expiration Date.  The Expiration Date of the Lease shall be the last
     ---------------------
day of the forty-fifth (45th) month following the first day of the first calendar month following the Rent Start Date, unless extended or sooner terminated pursuant to this Lease.

     The parties hereto shall execute a commencement memorandum confirming the Commencement Date, the Expiration Date, and the Rent State Date.

ADDENDUM 2:
----------

     3.b. Option to Extend Term.  Lessee is given the option to extend the Term
          ---------------------
on all provisions contained in this Lease (except for Base Rent and such other terms and conditions as are specifically or by their operation limited to the initial Term only), for a period of three (3) years immediately following the expiration of the Term (the "Extended Term"), by giving notice of exercise of the option to Lessor at least nine (9) months but not more than one (1) year before the expiration of the Term (the "Option Notice").

     Accordingly, Lessee acknowledges that Lessee's strict compliance with the notification provisions contained herein, and Lessee's strict compliance with the time period for such notification contained herein, are material elements of the bargained-for exchange between Lessor and Lessee and are material elements of Lessee's consideration paid to Lessor in exchange for the grant of option. Therefore, Lessee's failure to adhere strictly and completely to the provisions and time frame contained in this option shall render the option automatically null, void, and of no further force or effect, without notice acknowledgement, or any action of any nature of sort, required of Lessor. Lessee acknowledges that no other act or notice, other than the express written notice set forth hereinabove, shall act to put Lessor on notice of Lessee's intent to extend, and Lessee hereby waives any claims to the contrary, notwithstanding any other actions of Lessee during the terms of this Lease or any statements, written or oral, of Lessee to Lessor to the contrary during the term of this Lease. Notwithstanding the foregoing, if Lessee is in default on the date of giving the Option Notice, the Option.

Notice shall be totally ineffective, or if Lessee is in default on the date the Extended Term is to commence, in addition to any and all other remedies available to Lessor under the Lease, at Lessor's election the exercise of the option shall be deemed null and void, the Extended Term shall not commence, and this Lease shall expire at the end of the Term.

     This Option to Extend is personal to Lessee and cannot be assigned, transferred or conveyed to any other person or entity (voluntarily, involuntarily, by operation of law or otherwise) including any assignee or sublessee permitted under Article 13. All of Lessee's rights under this Addendum 2 shall terminate upon the expiration or sooner termination of this Lease.

     If Lessee exercises its right to extend the Term as set forth above and subsequently hires a real estate broker to represent Lessee, Lessee hereby acknowledges that under no circumstances will Lessor be responsible for the payment of a brokerage commission to Lessee's broker.

ADDENDUM 3:
----------

     5.b. Rent During Extended Term. The parties shall have thirty (30) days
          -------------------------
after Lessor receives the Option Notice (as defined in Addendum 2 above) in which to agree upon the Base Rent to be payable during the Extended Term. The Base Rent payable during the Extended Term shall be an amount equal to the then current "Fair Market Rental Value" (defined below) of the Premises at the time of the commencement of the proposed Extended Term. In no event, however, shall the Base Rent during the Extended Term be less than the Base Rent payable at the expiration of the initial Term.

     The term "Fair Market Rental Value" of the Premises as used in this Lease shall mean the then prevailing fair market rent for the Premises at the expiration of the Term. In determining such rate, Lessor may consider first class office space comparable in size and quality to the Premises, if any, located in the vicinity of the Project and located in buildings comparable in size and quality to the Building in which the Premises are located, and taking into consideration all other factors normally considered when determining Fair Market Rental Value.

     If the parties so agree on the fair market rental value for the Premises within said thirty (30) day period, they shall immediately execute an amendment to this Lease stating the Base Rent to be paid during the Extended Term. If the parties are unable to agree, in their sole and absolute discretion, on the Fair Market Rental Value within such time, then this option to extend shall be ineffective and the Term will expire as of the Expiration Date. No court arbitrator or third party shall have the right to challenge the exercise of this discretion.


ADDENDUM 4:
----------

Notwithstanding the requirements contained in Article 7 of this Lease, Lessee shall not be obligated to pay in any years their Percentage Share of Management Controllable Expenses (defined below) which are in excess of any amount equal to the actual Management Controllable Expenses incurred during 1996 increased by six percent (6%) per annum on a cumulative, compounded basis for the initial Term hereof. Management Controllable Expenses are defined as (i) any Project Operating Expenses (as defined in Article 7) which is incurred in the ongoing management and operation of the Building or the Project, and in connection with the routine function, repair and maintenance thereof, and which are discretionary on the part of Lessor. For example, Management Controllable Expenses shall not include Project Taxes, utilities, and insurance premiums.


ADDENDUM 5:
----------

     14.  Hold Harmless. Lessor shall indemnify, defend with counsel reasonably
          -------------
acceptable to Lessee, and hold Lessee and Lessee's employees, agents, partners, officers, directors and shareholders harmless from and against any and all claims, damages, losses, liabilities, penalties, judgments, and costs and expenses (including, without limitation, attorneys' fees) and any suit, action or proceeding brought pursuant thereto (collectively, "Claims"), including Claims for property damage, or personal injury including death, arising out of
(i) any activity, work or other thing done by Lessor in or about the Premises or the Project, (ii) any breach or default in the performance of any obligation on Lessor's part to be performed under the terms of this Lease, (including, without limitation, a failure to maintain insurance as provided in Article 16, or (iii) any act of willful misconduct or negligence of the Lessor or Lessor's Agents.


ADDENDUM 6:
----------
                                                         (*)
     17.  Services and Utilities. As requested by Lessee, Lessor shall furnish
          ----------------------
Lessee with HVAC services at times other than normal Business Hours for the Building provided Lessee pays to Lessor, as Additional Rent, the standard charge for such additional services. The current rate for additional HVAC service is twenty-five dollars ($25.00) per hour, per zone. Such hourly charge shall be subject to increase as Lessor's actual costs to provide such additional service increase from time to time. For the purposes of this Lease, normal Business Hours for the Building are Monday through Friday, 7:00 a.m. to 6:00 p.m., weekends and recognized holidays excepted. (*) Lessee shall provide Lessor with advance reasonable notice of the need for such after-hours HVAC services; for the purposes of this Lease, Lessee will endeavor to provide twenty-four hours prior notice to Lessor of the need for such after-hours service.

ADDENDUM 7:
----------

     17.  Services and Utilities. Notwithstanding the foregoing, if any such
          ----------------------
utility interruption, which is within Lessor's control continues for more than five (5) consecutive days and materially and adversely impairs Lessee's use of the Premises for its intended purpose, Lessee's obligation to pay Base Rent and its Percentage Share of Excess Expenses and Taxes shall proportionately abate as of the sixth (6th) day until such utility service is restored.

ADDENDUM 8:
----------

     3.F. Contingency. Lessee acknowledges and accepts that this Lease is
          -----------
specifically and expressly contingent upon Lessor's receipt of a fully executed Termination of Lease Agreement from Domark Software, Inc.

          LESSOR:   NORFOLK ATRIUM, a California Limited Partnership
                    By:  NAPA RIVER DEVCO, INC.,
                    a California corporation, its general partner
                    By:  Prom Management Group, Inc.,
                    a California corporation, dba Maxim Property Management as Agent for Owner



                    By:          /s/ John H. Pringle
                          --------------------------------------

                    Type Name:     John H. Pringle
                              ---------------------------------

                    Title:         Senior Vice President
                          -------------------------------------


Address:

c/o Maxim Property Management
2600 Campus Drive, Suite 200
San Mateo, California 94403


          LESSEE:   MACROMEDIA, INC.,
                    a California corporation



                    By:          /s/ Richard B. Wood
                          -------------------------------------

                    Typed Name:    Richard B. Wood
                               --------------------------------

                    Title:    V.P. Operations & CFO
                          -------------------------------------


Address:

Macromedia, Inc.
1900 South Norfolk Street
Suite 115
San Mateo, California 94403


ADDENDUM 9:
----------

BONUS VALUE

Upon Transfer of all or part of the Premises to any person other than an affiliate of Lessee, Lessee shall pay over to Lessor as received, the following amount ("bonus value") one half of the difference between all amounts received by Lessee from its sublessee for rental or use of the Premises (including key money and bonus money), less the sum of (i) all amounts payable as Rent and otherwise under this Lease to Lessor (ii) the unamortized portion of all reasonable costs to Lessee of all of Lessee's existing leasehold improvements in the portion of the Premises transferred and (iii) any reasonable brokerage commissions in connection with said Transfer. The monthly amortization of such nonbuilding standard improvements shall be calculated by dividing the cost of such improvements attributable to the sublet space without interest, by the aggregate number of months within the initial term of this Lease Lessee's right to share in any bonus value during any Extended term shall be subject to negotiation at the time the Base Rent for such Extended Term is determined Lessee irrevocably assigns to Lessor as security for Lessee's obligation under this Lease the bonus value payable to Lessor by reason of assignee of Lessee, or a receiver for Lessee appointed on Lessor's application, may collect such rent and apply it toward Lessee's obligations under this Lease; provided however, that until the occurrence of any default by lessee, Lessee shall have the right to collect such rent.

                     [PICTURE OF THE ATRIUM APPEARS HERE]


                                  THE ATRIUM
                         WATERS OFFICE PARK, PHASE II
                             SAN MATEO, CALIFORNIA

                                 EXHIBIT "A-1"

                                  DEFINITIONS

1. BUILDING RENTABLE AREA. Defined as the gross building area of the Building (measured from the glass line of the exterior building wall to the glass line of the exterior building wall) minus the Building Common Area.

2. BUILDING COMMON AREA. Defined as the area in the building shared in common with all other tenants in the building. It includes the following first floor space; atrium space, locker rooms, mail room, exit corridors, loading dock corridor, elevator machine room, main electrical and telephone rooms, and security guard station.

3. FLOOR COMMON AREA. The Floor Common Area is defined as the area on a Multiple-Tenancy floor shared with other tenants on that floor. Floor Common Area includes lobbies, stairs, shafts and elevator shafts, flues, pipeshafts, vertical ducts, HVAC rooms, telephone and electrical rooms, fan rooms, janitors closets, toilet rooms, and storage rooms, available for use by all tenants on that floor. Floor Common Area shall be measured from the office side of corridors and/or permanent partitions, to the office of corridors and/or other permanent partitions.

4. FLOOR USEABLE AREA. That area on a Multiple-Tenancy Floor for the exclusive use of a particular tenant. Floor Usable Area is computed by measuring from the glass line of the exterior building wall to the office side of corridors and/or other permanent partitions and to the center line of partitions that separate the premises from adjoining rentable areas. No deductions shall be made for stairs, shafts, flues, pipeshafts, or vertical ducts within the space. No deductions shall be made for HVAC rooms, telephone storage, electric or fan rooms, or janitors closets when such rooms are not available to other tenants on the floor. No deductions shall be made for columns.

5. FLOOR RENTABLE AREA. Single Tenant Floor: Floor Rentable Area shall be defined as follows: On a floor where a tenant is the sole occupant of the floor (Single-Tenancy Floor) the Floor Rentable Area is computed by measuring from the glass line of the exterior building walls to the glass line of the exterior building walls. Floor Rentable Area shall include all areas with the outside walls with no deduction for stairs, elevator shafts, flues, pipe shafts, vertical ducts, HVAC rooms, telephone storage electric or fan rooms, janitors closets, lobbies, or toilet rooms. No deductions shall be made for columns.

6. FLOOR RENTABLE AREA. Multiple Tenancy Floor: On a floor where the tenant is not the sole occupant (Multiple-Tenancy Floor) the Floor Rentable Area is the sum of the Floor Useable Area plus a pro rata portion of the Floor Common Area. The pro rata portion of the Floor Common Area shall be a fraction in which the numerator is the Floor Useable Area of that specific tenant on that particular floor. The denominator shall be the Floor Rentable Area of the total floor if the floor had been measured as a Single-Tenancy Floor minus Floor Common Area .

7. TENANT'S RENTABLE AREA ("Rentable Area"). Single Tenancy Floor: The Rentable Area on a Single Tenant Floor is defined as the Floor Rentable Area plus a pro rata portion of the Building Common Area. The pro rata portion of the Building Common Area shall be a fraction in which the numerator is the Floor Rentable Area (Single-Tenancy Floor) and the denominator is the Building Rentable Area.

8. TENANT'S RENTABLE AREA ("Rentable Area"). Multiple Tenancy Floor: The Rentable Area on a Multiple Tenancy Floor is defined as the sum of the Floor Rentable Area plus a pro rate share of the Building Common Area. The pro rata share of the Building Common Area shall be a fraction in which the numerator is the Floor Rentable Area (Multiple-Tenancy Floor) and the denominator is the Building Rentable Area.

9. IMPROVABLE AREA. Improvable Area on a Single-Tenancy Floor is defined as the Floor Rentable Area minus all vertical penetrations and areas finished with the building shell. Improvable Area on a Multiple-Tenancy Floor equals the usable area minus all vertical penetrations and area finished with the building shell.

                                   EXHIBIT B

                      [PICTURE OF BUILDING APPEARS HERE]

          a. Within thirty (30) days after Lessor's receipt of unconditional lien waivers and evidence of subcontractor, general contractor and materialmen invoices regarding Tenant's construction improvements to the demised premises, Lessor shall pay to Lessee the agreed upon sum of eight dollars ($8.00) per useable square foot or one hundred nineteen thousand two hundred eighty-eight and no/100ths ($119,288.00).

     IN WITNESS WHEREOF, the parties have executed this Work Letter intending to be bound as of the date set forth above.

          LESSOR:   NORFOLK ATRIUM, a California Limited Partnership
                    By:  NAPA RIVER DEVCO, INC.,
                    a California corporation, its general partner
                    By:  Prom Management Group, Inc.,
                    a California corporation, dba Maxim Property Management as Agent for Owner




                    By:  /s/ John H. Pringle
                       -------------------------------
                    Typed Name: John H. Pringle
                                ----------------------
                    Title:    Senior Vice President
                          ----------------------------



Address:

c/o Maxim Property Management
2600 Campus Drive, Suite 200
San Mateo, California 94403


          LESSEE:   MACROMEDIA, INC.,
                    a California corporation



                    By:  /s/ Richard B. Wood
                        ------------------------------
                    Typed Name:  Richard B. Wood
                                ----------------------
                    Title: V.P. Operations & CFO
                          ----------------------------


Address:

Macromedia, Inc.
1900 South Norfolk Street
Suite 115
San Mateo, California 94403

                                  EXHIBIT "C"
                                  -----------
                                  WORK LETTER
                                  -----------

     THIS WORK LETTER AGREEMENT ("Agreement") supplements the Lease dated concurrent herewith, by and between NORFOLK ATRIUM, a California limited partnership ("Lessor") and MACROMEDIA, INC., a California ("Lessee") with respect to those certain premises described in the Lease ("Premises"). The purpose of this Work Letter is to set forth our mutual obligations with regard to the alteration and improvement of the Premises. All terms not defined herein shall have the same meaning as set forth in the Lease.

     1.   Lessor's Work.  Upon the Commencement Date, Lessor shall deliver
          -------------
possession of the Premises in its "as is" condition to Lessee for the purposes of constructing the necessary improvements within the Premises to render the Premises suitable for Lessee's use.

          To the extent Lessor is successful in obtaining a monetary contribution from USL Capital for the cost of removing any or all specialized improvements within the Premises, Lessor shall increase the Tenant Improvement Allowance by the Monetary contribution received less any of Lessors cost in obtaining said contribution from USL Capital.

     2.   Construction of Tenant Improvements.
          -----------------------------------

          a.   Tenant Improvements.  Lessee shall engage the General Contractor
               -------------------
identified below to construct in the Premises the improvements shown on the plans and specifications approved by Lessor and Lessee pursuant to Paragraph 3 below (the "Tenant Improvements").

          b.   Construction Representatives.  Lessor hereby appoints the
               ----------------------------
following person as Lessor's representative ("Lessor's Representative") to act
for Lessor in all matters covered by this Agreement:   Robert E. Phipps . Lessee
                                                      ------------------
hereby appoints the following person as Lessee's representative ("Lessee's Representative") to act for Lessee in all matters covered by this Agreement:
Roger Beck.  All communications with respect to the matters covered by this
----------
Agreement shall be made to Lessor's Representative or Lessee's Representative, as the case may be. Either party may change its representative under this Agreement at any time upon twenty-four (24) hours written notice to the other party.

     3.   Construction Plan for Leased Premises.
          -------------------------------------

          a.   Preparation of Space Plans.  Lessor hereby approves the use by
               --------------------------
Lessee of Don L. Beck Associates (the "Architect") to be retained by Lessee in
          ----------------------
connection with the construction of the Tenant Improvements. Promptly following the date hereof, Lessee shall cause the Architect to prepare preliminary space plans for the Premises and layout of the Tenant Improvements therein (the "Space Plans"). Two sets of the Space Plans shall be submitted to Lessor for Lessor's approval, which approval shall be unreasonably withheld. Within no more than five (5) business days of receipt of the Space Plans: (i) Lessor shall notify Lessee in writing of Lessor's approval of the Space Plans, or (ii) if Lessor disapproves of any portion of the Space Plans, Lessor shall notify Lessee in writing of such disapproval and the specific reasons therefore. Promptly following Lessor's response, Lessee shall submit to Lessor, for Lessor's reasonable approval, a re-design of the Space Plans, incorporating the revisions required by Lessor.

          b.   Preparation of Final Plans.  Based on the approved Space Plans,
               --------------------------
Lessee shall cause the Architect, in consultation with Lessor's engineers, if necessary, to prepare complete architectural plans, drawings and specification and complete engineering, mechanical, structural, and electrical working drawings for the Tenant Improvements, as necessary in light of standard industry practice ('the "Final Plans"). The Final Plans shall be approved in the same manner as provided in Paragraph 3a. above for approval of the Final Plans.

          c.   Approvals.  Lessee and Lessee's Architect shall be solely
               ---------
responsible for obtaining required approval of the Final Plans by all governmental agencies having jurisdiction, including all necessary permits and any certificates of occupancy (or other required, equivalent approval from the local governmental authority permitting occupancy of the Premises). Lessor shall reasonably cooperate with Lessee in obtaining such approvals.

          d.   Changes.  Lessee shall not make changes to the Space Plans and
               -------
Final Plans without the prior written consent of Lessor. In any instance in which Lessor's approval for a change is requested, Lessor shall not unreasonably withhold consent to such change and shall respond to a request for approval of such change as soon as reasonably possible.

          e.   Lessee's Restoration Responsibilities.  As a condition of
               -------------------------------------
Lessor's approval of Lessee's Space Plan and Final Plans, Lessor reserves the right to require Lessee to remove any or all of its overstandard tenant improvements and restore the Premises and the Building to "shell condition", Lessor shall notify Lessee in writing of any restoration obligations at the time the Final Plans are approved.


     4.   Construction.
          ------------

          a.   General Contractor.  The parties hereby approve Rudolph &
               ------------------
Sletten, Inc. or Southbay Construction as the general contractor for construction of the Tenant Improvements (the "General Contractor"). Lessee shall not appoint a substitute general contractor without the prior written consent of Lessor.

          b.   Construction of Tenant Improvements.  All Tenant Improvements
               -----------------------------------
shall be performed diligently, in a first-class, workmanlike manner and in accordance with all applicable laws. Prior to commencing such work, Lessee shall furnish Lessor with sufficient evidence that Lessee and the General Contractor are carrying worker's compensation insurance in statutorily-required amounts, comprehensive general liability insurance and all other insurance in compliance with the Lease. Lessee shall use all reasonable efforts to ensure that the work performed by the General Contractor and all subcontractors will not compromise the integrity of any Building systems. Lessor shall have the right to enter the Premises at all times to inspect the progress of the construction of the Tenant Improvements and to post notices of non-responsibility. Lessee shall comply with all Lessor's reasonable safety policies and procedures while performing work at the Project. Lessor hall not unreasonably withhold access or impede the construction schedule.

     5.   Construction Costs.
          ------------------

          a.   Tenant Improvement Allowance.  Lessor shall provide to Lessee an
               ----------------------------
allowance of one hundred nineteen thousand two hundred eighty-eight and no/100ths dollars ($119,288.00), such sum being the equivalent of eight dollars ($8.00) per useable square foot (the "Tenant Improvement Allowance"). The Tenant Improvement Allowance shall be used to construct the tenant improvements within the Premises in accordance with the plans and specifications described in Paragraph 3 above. Said allowance shall include the cost of applicable construction permits and the costs of space planning and architectural fees. The cost of any improvements, permit fees, architectural fees, and related costs exceeding the Tenant Improvement Allowance shall be paid directly by Lessee.

          b.   Changes.  Lessee shall not authorize changes to the Space Plans
               -------
and Final Plans without the prior written consent of Lessor. In any instance in which Lessor's approval for a change is required, Lessor shall not unreasonably withhold consent to such change, and shall respond to a request for approval of such change as soon as reasonably possible.

     6.   Completion of the Tenant Improvements.  Upon completion of the Tenant
          -------------------------------------
Improvements, Lessee shall execute and deliver to Lessor a written acknowledgment that the Tenant Improvements have been accepted and are approved by Lessee, together with (i) copies of all final conditional lien releases and conditional waivers of all lien rights from the General Contractor and all subcontractors, (ii) copies of occupancy permits or similar documentation evidencing the completion of the improvements within the Premises, and (iii) "as built" plans depicting the Tenant Improvements. All items of Tenant Improvements constructed within the Premises shall be the property of Lessor and shall remain on the Premises at all times during the Term of the Lease, except as otherwise provided in the Lease.

          a. Within thirty (30) days after Lessor's receipt of unconditional lien waivers and evidence of subcontractor, general contractor and materialmen invoices regarding Tenant's construction improvements to the demised premises, Lessor shall pay to Lessee the agreed upon sum of eight dollars ($8.00) per useable square foot or one hundred nineteen thousand two hundred eighty-eight and no/100ths ($119,288.00).

     IN WITNESS WHEREOF, the parties have executed this Work Letter intending to be bound as of the date set forth above.

          LESSOR:   NORFOLK ATRIUM, a California Limited Partnership
                    By: NAPA RIVER DEVCO, INC.,
                    a California corporation, its general partner
                    By: Prom Management Group, Inc.,
                    a California corporation, dbn Maxim Property Management as Agent for Owner

                    By: /s/ John II, Pringle
                        ---------------------------------
                    Typed Name: John II, Pringle
                                -------------------------
                    Title: Senior Vice President
                           ------------------------------

Address:

c/o Maxim Property Management
2600 Campus Drive, Suite 200
San Mateo, California 94403

          LESSEE:   MACROMEDIA, INC.,
                    a California corporation


                    By: /s/ Richard B. Wood
                        ---------------------------------
                    Typed Name: Richard B. Wood
                                -------------------------
                    Title: V.P. Operations & CFO
                           ------------------------------

Address:

Macromedia, Inc.
1900 South Norfolk Street
Suite 115
San Mateo, California 94403

                                  EXHIBIT "D"

                             RULES AND REGULATIONS


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without prior written consent of Landlord. Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of the Tenant.

     All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

     Tenant shall not place anything or allow anything to be placed near the glass of any exterior window, door, partition or wall which may appear unsightly from outside the Premises, Tenant shall not, without prior written consent of Landlord cover or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress or egress from their respective Premises.

3. Tenant shall return all keys issued for the Premises. Tenant shall pay to Landlord the cost of rekeying the Premise if all keys are not returned. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

4. The common area toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose agents, officers, employees, contractors, servants, invitees or guests shall have caused it.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate, Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the time and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

7. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the Premises, or permit of suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or Building.

8. No cooking shall be done or permitted, except with a microwave oven, by any tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purpose.

9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or any method of heating or air conditioning other than supplied by Landlord.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for the wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

11. Tenant shall not install any wiring above the ceiling tiles that does not comply with the fire codes. Any such wiring shall be removed immediately at the expense of Tenant.

12. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of the Building and of property in the Building.

13. Landlord reserves the right to exclude or expel from the Building any person who, in the judgement of the Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

14. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

15. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

16. Tenant shall not disturb, solicit or canvass any occupant of the Building and shall cooperate to prevent the same.

17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress or egress from the Premises.

19. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except at Tenant's address.

20. Tenant shall place pads under all desk chairs, or have carpet coasters to protect chairs.

21.  Tenant shall not leave corridor doors open.

22. Landlord shall approve in writing the method of attachment of any objects affixed to walls, ceilings or doors.

23. Tenant shall have the right to use in common with the other tenants, the loading facilities, Landlord does not guarantee the suitability of the loading dock for any and all types of delivery vehicles.

24. All tenant deliveries of bulk items shall be through loading facilities. Landlord shall have the right at his sole discretion to prohibit tenant's delivery through the main lobbies.

25. The current business hours are between 8:00 a.m. to 6:00 p.m. ("Business Hours") on weekdays, Monday through Friday, except generally recognized holidays.

                                  EXHIBIT "B"
                                  -----------

                           DESCRIPTION OF FURNITURE


     The Furniture to be sold and transferred to Sublessee shall consist of the following:

          All of Sublessor's right, title and interest in and to all of that personal property owned by Sublessor consisting of 57 cubicles, described as Herman Miller Series 2 Partition furniture.

                                  EXHIBIT "C"
                                  -----------

                                 BILL OF SALE
                                 ------------

     For valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby sells and conveys to INKTOMI CORPORATION its entire right, title and interest in and to all of that personal property owned by the undersigned consisting of 57 cubicles, all as more particularly described in
Exhibit 1 attached hereto and incorporated herein described as Herman Miller
---------
Series 2 partition furniture, which personal property is located as of the date hereof in or on the real property commonly known as ________________________ __________________________________. Said personal property is transferred "AS
IS" in its present physical condition, without any representations or warranties by the undersigned, express or implied, respecting the condition thereof.


     Notwithstanding the foregoing, the undersigned covenants that it is the lawful owner of the referenced personal property, free from all liens, claims or encumbrances, and agrees to warrant and defend the title to the personal property hereby conveyed against the just and lawful claims and demands of all persons claiming by or through the undersigned.



DATED: ______________              MACROMEDIA, INC., a
                                   Delaware corporation



                                   By: ______________________________________

                                   Its: _____________________________________

                       CONSENT TO SUBLEASE AND AGREEMENT
                       ---------------------------------

     This Consent to Sublease and Agreement ("Agreement") is made this 27th (___) day of November, 1996, by and among Norfolk Atrium, a California limited partnership ("Master Landlord"), Macromedia, Inc., a Delaware corporation ("Master Tenant"), and Inktomi Corporation, a California corporation ("Subtenant").

     WHEREAS, Master Tenant and Master Landlord entered into a lease agreement ("Master Lease") dated February 6, 1996 for certain premises located in the City of San Mateo, County of San Mateo, California ("Premises"), which Premises are more particularly described in the Lease;

     WHEREAS, Master Tenant and Subtenant have entered into a sublease agreement ("Sublease") dated this 27th day of November, 1996, for the entire Premises ("Sublet Space"), which Sublet Space is more particularly described in the Sublease; and

     WHEREAS, Master Tenant has requested, pursuant to Paragraph 13 of the Master Lease, that Master Landlord give its written consent to the subletting by Master Tenant to Subtenant;

     NOW, THEREFORE, Master Landlord hereby consents to said subletting, subject to and upon the following terms and conditions, to each of which Master Tenant and Subtenant expressly agree:

     1.   Nothing herein contained shall either:

          (a) be construed to modify, waive or affect any of the provisions, covenants or conditions in the Master Lease, or to waive any breach thereof or any rights of Master Landlord thereunder, or to enlarge or increase Master Landlord's obligations thereunder or to waive or reduce any of Master Tenant's obligations thereunder; or

          (b) operate as a consent to or approval by Master Landlord of any provisions, covenants or conditions of the Sublease. Master Landlord shall not be bound to or by any of the provisions of the Sublease.

     2.   This consent is not assignable.

     3. The Sublease shall be subject and subordinate at all times to the Master Lease and all of the provisions, covenants and conditions thereof and all matters affecting Master Landlord's estate or interest in the land and building of which the Premises form a part.

     4. Subtenant hereby expressly assumes and agrees to perform and comply with for the benefit of Master Landlord and Master Tenant, each and every obligation of Master Tenant under the Master Lease which arises during the term of the Sublease, pertaining to the Sublet Space. Neither the assumption by Subtenant, nor the Sublease, nor this Agreement, shall release or discharge Master Tenant from any liability under the Master Lease, and Master Tenant shall remain liable and responsible for the full performance and observance of all of the provisions, covenants and conditions set forth in the Master Lease to be performed and observed by Master Tenant. Any breach or violation of any provision of the Master Lease by Subtenant shall be deemed to be and shall constitute a default by Master Tenant in fulfilling such provision, and Master Landlord may proceed directly against Master Tenant without first exhausting Master Landlord's remedies against Subtenant.

     5. This consent by Master Landlord shall not construed as a consent by Master Landlord to any further subletting either by Master Tenant or Subtenant all of which is expressly prohibited. The Sublease may not be assigned, amended, modified, renewed or extended nor shall the Premises or Sublet Space, or any part thereof, be further sublet without the prior written consent of Master Landlord in each instance.

     6. (a) Upon the expiration or any earlier termination of the term of the Master Lease, or upon Master Tenant's surrender of the Master Lease to Master Landlord, the Sublease and its term shall expire and come to an end as of the effective date of such expiration, termination or surrender, and Subtenant shall vacate the Sublet Space on or before such date. Master Landlord shall be entitled to all of the rights and remedies available

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

"MASTER LANDLORD":   Norfolk Atrium, a California limited partnership
                     By:   Napa River Devco, Inc.,
                           California corporation, its general partner
                     By:   Prom Management Group, Inc., a California corporation
                           d.b.a. Maxim Property Management
                           as Agent for Owner


                     By:   /s/ John H. Pringle
                           ----------------------------------
                           John H. Pringle
                     Its:  Senior Vice President

"MASTER TENANT":     Macromedia, Inc.,
                     a Delaware corporation


                     By:   [SIGNATURE ILLEGIBLE]
                           -----------------------------------
                     Its:  V.P. Operations & CFO
                           -----------------------------------

"SUBTENANT":         Inktomi Corporation
                     a California corporation


                     By:   [SIGNATURE ILLEGIBLE]
                           -----------------------------------

                     Its:                 CFO
                           -----------------------------------

                                      -4-